UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-12

REVLON, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

No	fee required.

Fee	computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee	paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

REVLON, INC.
237 PARK AVENUE
NEW YORK, NEW YORK 10017

April 25, 2008

Dear Stockholders:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Revlon, Inc., which will be held at 10:00 a.m., Eastern Time, on Thursday, June 5, 2008, at Revlon’s Research Center, 2121 Route 27, Edison, New Jersey 08818. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. Please also see the attached Notice of Annual Meeting of Stockholders and Proxy Statement for important information that you will need in order to pre-register for the meeting by phone and for admission, if you plan to attend the 2008 Annual Meeting in person.

While stockholders may exercise their right to vote their shares in person, we recognize that many stockholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy that will enable you to vote your shares on the matters to be considered at the Annual Meeting even if you are unable or choose not to attend. If you desire to vote in accordance with management’s recommendations, you need only sign, date and return the proxy in the enclosed postage-paid envelope to record your vote. Otherwise, please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed postage-paid envelope. In either case, you should return the proxy as soon as conveniently possible. This will not restrict your right to attend the 2008 Annual Meeting and vote your shares in person.

Thank you for your interest in and participation in the affairs of Revlon.

Sincerely yours, David L. Kennedy President and Chief Executive Officer

REVLON, INC.
237 PARK AVENUE
NEW YORK, NEW YORK 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
Revlon, Inc.

The 2008 Annual Meeting of Stockholders of Revlon, Inc., a Delaware corporation (the ‘‘Company’’), will be held at 10:00 a.m., Eastern Time, on Thursday, June 5, 2008, at Revlon’s Research Center, 2121 Route 27, Edison, New Jersey 08818. The following proposals will be voted on at the 2008 Annual Meeting:

1.    The election of the following persons as members of the Board of Directors of the Company to serve until the next Annual Meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Meyer Feldberg, David L. Kennedy, Debra L. Lee, Barry F. Schwartz, Kathi P. Seifert and Kenneth L. Wolfe;

2.    The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008; and

3.    The transaction of such other business as may properly come before the Annual Meeting.

A proxy statement describing the matters to be considered at the 2008 Annual Meeting is attached to this notice. Only stockholders of record at 5:00 p.m., Eastern Time, on April 17, 2008 are entitled to notice of, and to vote at, the 2008 Annual Meeting and at any adjournments thereof. For at least ten days prior to the 2008 Annual Meeting, a list of stockholders entitled to vote at the 2008 Annual Meeting will be available for inspection during normal business hours at the offices of the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, New York 10017, and such list also will be available at the 2008 Annual Meeting.

To ensure that your vote will be counted, please complete, date, sign and return the enclosed proxy card promptly in the enclosed postage-paid envelope, whether or not you plan to attend the 2008 Annual Meeting. If you plan to attend the 2008 Annual Meeting in person, you will need to present valid picture identification, such as a driver’s license or passport, as well as original proof of ownership of shares of Revlon, Inc. Class A common stock as of the April 17, 2008 record date, in order to be admitted to the meeting. If your shares are held in a brokerage account or by another nominee, or if you received your proxy materials electronically, you will need to bring original documents (copies will not be accepted) to evidence your stock ownership as of the April 17, 2008 record date, such as an original of a legal proxy from your bank or broker (‘‘Requests for Admission’’ will not be accepted), your brokerage account statement, demonstrating that you held Revlon, Inc. Class A common stock in your account on the April 17, 2008 record date, or, if you did not already return it to your bank or broker, an original voting instruction form issued by your bank or broker, demonstrating that you held Revlon, Inc. Class A common stock in your account on the April 17, 2008 record date. If you are a registered stockholder and plan to attend the 2008 Annual Meeting in person, please also check the appropriate box on your proxy card indicating that you intend to do so.

In order to expedite the admission registration process, we encourage stockholders to pre-register by phone by calling either Amy Heidingsfelder, the Company’s Manager, Corporate Secretary Administration, at (212) 527-5628, or Meaghan Connerty, the Company’s Senior Corporate Legal Assistant, at (212) 527-5528, Mondays through Fridays from 9:00 a.m. through 5:00 p.m., Eastern Time, up until 10:00 a.m., Eastern Time, on Wednesday, June 4, 2008 (the day prior to the 2008 Annual Meeting). Stockholders pre-registering by phone will be admitted to the meeting by presenting valid picture identification and, if your shares are held in a brokerage account or by another nominee, original evidence of your stock ownership as of the April 17, 2008 record date.

Thank you.

By Order of the Board of Directors
Robert K. Kretzman Executive Vice President, Chief Legal Officer and Secretary

April 25, 2008

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES.

Long-Term Compensation—The Stock Plan	18
Other Compensation and Benefit Programs	19
How the Company Determines the Amount (and, Where Applicable, the Formula) for Each Element of Compensation to Pay and How Each Compensation Element and the Company’s Decisions Regarding that Element Fit Into the Company’s Overall Compensation Objectives and May Affect Decisions Regarding Other Elements	19
Role of the Compensation Committee	20
Tax Deductibility of Executive Compensation	21
EXECUTIVE COMPENSATION	21
SUMMARY COMPENSATION TABLE	22
Employment Agreements and Payments Upon Termination and Change of Control	24
Change of Control Payments	26
Executive Severance Policy	28
GRANTS OF PLAN-BASED AWARDS	28
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	30
OPTION EXERCISES AND STOCK VESTED	33
PENSION BENEFITS	34
NON-QUALIFIED DEFERRED COMPENSATION	36
DIRECTOR COMPENSATION	37
OWNERSHIP OF COMMON STOCK	39
EQUITY COMPENSATION PLAN INFORMATION	42
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	42
Transfer Agreements	42
Reimbursement Agreements	43
Tax Sharing Agreements	43
Registration Rights Agreement	44
2004 Consolidated MacAndrews & Forbes Line of Credit	45
2004 Investment Agreement	45
$100 Million Rights Offering	45
MacAndrews & Forbes Senior Subordinated Term Loan	46
Other	47
Review and Approval of Transactions with Related Persons	47
CODE OF BUSINESS CONDUCT AND SENIOR FINANCIAL OFFICER CODE OF ETHICS	48
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	48
RATIFICATION OF SELECTION OF KPMG LLP	49
VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION	49
AUDIT FEES	50
GENERAL RULES APPLICABLE TO STOCKHOLDER PROPOSALS	51
ADDITIONAL INFORMATION	52
OTHER BUSINESS	52
REVLON, INC. BOARD GUIDELINES FOR ASSESSING DIRECTOR INDEPENDENCE	Annex A-1
2008 AUDIT COMMITTEE PRE-APPROVAL POLICY	Annex B-1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q.	Why am I receiving these proxy materials?

A.	Our Board of Directors is providing this Proxy Statement and other materials to you in connection with the Company’s 2008 Annual Meeting of Stockholders. This Proxy Statement describes the matters proposed to be voted on at the 2008 Annual Meeting, including the election of directors, the ratification of the selection of the Company’s independent registered public accounting firm for 2008 and such other business as may properly come before the 2008 Annual Meeting. The approximate date on which this Proxy Statement and enclosed proxy card are being mailed to you is April 25, 2008.

Q.	What is the purpose of the Annual Meeting?

A.	At the 2008 Annual Meeting, to be held at 10:00 a.m., Eastern Time, on Thursday, June 5, 2008, at Revlon’s Research Center, 2121 Route 27, Edison, New Jersey 08818, the Company’s stockholders will act upon the following matters set forth in the Notice of Annual Meeting of Stockholders:

•	The election of the following persons as members of the Company’s Board of Directors to serve until the next Annual Meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Meyer Feldberg, David L. Kennedy, Debra L. Lee, Barry F. Schwartz, Kathi P. Seifert and Kenneth L. Wolfe;

•	The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008; and

•	The transaction of such other business as may properly come before the Annual Meeting.

Q.	What are the voting recommendations of the Board?

A.	The Board recommends the following votes:

•	FOR each of the director nominees (all of whom are currently directors); and

•	FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008.

Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.	Many holders of the Company’s Class A common stock hold such shares through a broker or other nominee (beneficial ownership) rather than directly in their own name (stockholder of record). As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•	Stockholder of Record. If your shares are registered in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, as of 5:00 p.m., Eastern Time, on the April 17, 2008 record date, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or to vote in person at the 2008 Annual Meeting. The Company has enclosed or sent a proxy card for you to use.

•	Beneficial Owner. If your shares are held in a brokerage account or by another nominee as of 5:00 p.m., Eastern Time, on the April 17, 2008 record date, you are considered the beneficial owner of shares held in ‘‘street name,’’ and these proxy materials are being sent by the Company to your broker, nominee or trustee and should be forwarded to you, together with a voting instruction card, by your broker, trustee or nominee.

i

Q.	How do I vote?

A.	If you are a stockholder of record, there are two ways to vote:

•	By completing your proxy card and returning it in the postage-paid envelope that we have enclosed for you. Voting information is provided on the enclosed proxy card; or

•	By written ballot at the Annual Meeting.

Your shares will be voted as you indicate. In relation to how your proxy will be voted, see ‘‘How will my proxy be voted?’’ below.

If you are a beneficial owner, you should follow the voting instructions sent to you by your broker, trustee or nominee.

Q.	What is the deadline for voting my shares?

A.	If you are a stockholder of record and vote by mail or by written ballot at the 2008 Annual Meeting, your vote must be received by the Company’s Secretary before the polls close at the Annual Meeting on June 5, 2008.

If you are a beneficial owner, please follow the voting instructions provided to you by your broker, trustee or nominee. If you are a beneficial owner, you may not vote your shares in person at the 2008 Annual Meeting unless you obtain and present to the Company an original (copies will not be accepted) legal proxy from your bank or broker (‘‘Requests for Admission’’ will not be accepted).

Q.	Who can vote?

A.	Only holders of record of Revlon, Inc. Class A and Class B common stock at 5:00 p.m., Eastern Time, on April 17, 2008, the record date for the 2008 Annual Meeting, or those who have been granted and present an original, signed, valid legal proxy in appropriate form from a holder of record of Revlon, Inc. Class A or Class B common stock as of 5:00 p.m., Eastern Time, on April 17, 2008, are entitled to vote. Each share of the Company’s Class A common stock is entitled to one vote, and each share of Class B common stock is entitled to ten votes.

Q.	How will my proxy be voted?

A.	Your proxy, when properly signed and returned to us, and not revoked, will be voted in accordance with your instructions. If you do not give other instructions on your proxy card, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth in the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote: (1) FOR each of the 9 director nominees identified in this Proxy Statement (all of whom are currently directors) and (2) FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008.

Although we are not aware of any other matter that may be properly presented at the 2008 Annual Meeting, if any other matter is properly presented, however, the persons named as proxies on the enclosed proxy card will have discretion to vote on such matters in their best judgment.

Q.	Can I change or revoke my vote?

A.	Yes. If you are a stockholder of record, you can change your vote, attend and/or revoke your proxy at any time before it is voted at the 2008 Annual Meeting by:

•	executing and delivering a proxy bearing a later date, which must be received by the Secretary of the Company at 237 Park Avenue, 14th Floor, New York, New York 10017, Attention: Robert K. Kretzman, before the original proxy is voted at the 2008 Annual Meeting;

•	filing a written revocation or written notice of change, as the case may be, which must be received by the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, New York 10017, Attention: Robert K. Kretzman, before the original proxy is voted at the 2008 Annual Meeting; or

•	attending the 2008 Annual Meeting and voting in person.

If you are a beneficial owner, please follow the voting instructions sent to you by your broker, trustee or nominee to change or revoke your vote.

Q.	What if I am a participant in the Revlon 401(k) Plan?

A.	This Proxy Statement is being mailed to you if Revlon, Inc. Class A common stock is allocated to your account within the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the ‘‘401(k) Plan’’). The trustee of the 401(k) Plan, as record holder of the Company’s shares held in the 401(k) Plan, will vote the shares allocated to your account under the 401(k) Plan in accordance with your instructions. If the trustee of the 401(k) Plan does not otherwise receive voting instructions for shares allocated to your 401(k) Plan Account, the trustee, in accordance with the 401(k) Plan trust agreement, will vote any such shares in the same proportion as it votes those shares allocated to 401(k) Plan participants’ accounts for which voting instructions were received. 401(k) Plan participants must deliver their proxy cards to the trustee of our 401(k) Plan in accordance with the instructions included with such card by May 30, 2008 to allow the trustee time to receive such voting instructions and vote on behalf of participants in the 401(k) Plan.

Q.	Who can attend the Annual Meeting?

A.	Anyone who was a shareholder as of 5:00 p.m., Eastern Time, on April 17, 2008, the record date for the 2008 Annual Meeting, and who provides the necessary identification may attend the Annual Meeting.

To attend the 2008 Annual Meeting, please follow these instructions:

•	If you are a stockholder of record on the April 17, 2008 record date, check the appropriate box on the enclosed proxy card indicating that you plan on attending the meeting, and please bring to the meeting a valid picture identification, such as a driver’s license or passport.

•	If you are a stockholder whose shares are held in a brokerage account or by another nominee, or if you received your proxy materials electronically, please bring to the meeting valid picture identification, such as a driver’s license or passport, as well as original proof of ownership of shares of Revlon Class A common stock as of 5:00 p.m., Eastern Time, on the April 17, 2008 record date, in order to be admitted to the meeting. As noted, you will need to bring original evidence of stock ownership, such as an original of a legal proxy from your bank or broker (‘‘Requests for Admission’’ will not be accepted), your brokerage account statement, demonstrating that you held Revlon, Inc. Class A common stock in your account as of 5:00 p.m., Eastern Time, on the April 17, 2008 record date, or, if you did not already return it to your bank or broker, an original voting instruction form issued by your bank or broker, demonstrating that you held Revlon, Inc. Class A common stock in your account as of 5:00 p.m., Eastern Time, on the April 17, 2008 record date.

In order to ensure the safety and security of our annual meeting attendees, packages and bags may be inspected and may have to be checked and, in some cases, may not be permitted. We thank you in advance for your cooperation with these security measures.

Q.	Should I pre-register for the Annual Meeting?

A.	In order to expedite the admission registration process, we encourage stockholders to pre-register by phone by calling either Amy Heidingsfelder, the Company’s Manager, Corporate Secretary Administration, at (212) 527-5628 or Meaghan Connerty, the Company’s Senior Corporate Legal Assistant, at (212) 527-5528, Mondays through Fridays from 9:00 a.m. through 5:00 p.m., Eastern Time, up until 10:00 a.m., Eastern Time, on Wednesday, June 4, 2008 (the day prior to the 2008 Annual Meeting). Stockholders pre-registering by phone will be admitted to the meeting by presenting valid picture identification and, if your shares are held in a brokerage account or by another nominee, original evidence of your stock ownership as of the April 17, 2008 record date.

Q.	Can I bring a guest to the Annual Meeting?

A.	Yes. If you plan to bring a guest to the 2008 Annual Meeting, check the appropriate box on the enclosed proxy card. When you go through the registration area at the 2008 Annual Meeting, be sure your guest is with you. Guests must also bring valid picture identification to the 2008 Annual Meeting.

Q.	Can I still attend the Annual Meeting if I return my proxy?

A.	Yes. Attending the 2008 Annual Meeting does not revoke the proxy. However, if you are a record holder, you may revoke your proxy at any time before it is actually voted by executing and delivering a proxy bearing a later date, or by filing a written revocation or written notice of change, as the case may be, any of which must be received by the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, New York 10017, Attention: Robert K. Kretzman, before the original proxy is voted at the 2008 Annual Meeting, or by attending the 2008 Annual Meeting and voting in person. If you are a beneficial owner and wish to revoke your proxy, please follow the voting instructions sent to you by your broker, trustee or nominee.

Q.	What shares are covered by my proxy card?

A.	The shares covered by your proxy card represent all of the shares of the Company’s common stock that you own in one account. Any shares that may be held for your account by the 401(k) Plan will be represented on a separate proxy card.

Q.	What does it mean if I get more than one proxy card?

A.	It means you have multiple accounts at our transfer agent and/or with banks or stockbrokers. Please vote all of your shares.

REVLON, INC.

PROXY STATEMENT
Annual Meeting of Stockholders
To be Held June 5, 2008

This Proxy Statement is being furnished by and on behalf of the Board of Directors (the ‘‘Board of Directors’’ or the ‘‘Board’’) of Revlon, Inc. (the ‘‘Company’’ or ‘‘Revlon’’) in connection with the solicitation of proxies to be voted at the 2008 Annual Meeting of Stockholders (the ‘‘2008 Annual Meeting’’) to be held at 10:00 a.m., Eastern Time, on Thursday, June 5, 2008, at Revlon’s Research Center, 2121 Route 27, Edison, New Jersey 08818, and at any adjournments thereof. This Proxy Statement and the enclosed proxy card, Notice of Annual Meeting of Stockholders and Annual Report for the year ended December 31, 2007 are first being sent to stockholders on or about April 25, 2008. The Annual Report does not form any part of the material for the solicitation of proxies.

At the 2008 Annual Meeting, the Company’s stockholders will be asked to: (1) elect the following persons (all of whom are currently directors) as directors of the Company until the Company’s next Annual Meeting and until such directors’ successors are duly elected and shall have been qualified: Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Meyer Feldberg, David L. Kennedy, Debra L. Lee, Barry F. Schwartz, Kathi P. Seifert and Kenneth L. Wolfe; (2) ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008; and (3) take such other action as may properly come before the 2008 Annual Meeting or any adjournments thereof.

The Company’s principal executive offices are located at 237 Park Avenue, New York, New York 10017, and its main telephone number is (212) 527-4000.

Required Identification and Other Instructions for Attendees at the Annual Meeting

In order to be admitted to the 2008 Annual Meeting in person, you will need to present valid picture identification, such as a driver’s license or passport, as well as original proof of ownership of shares of Revlon, Inc. Class A common stock as of 5:00 p.m., Eastern Time, on the April 17, 2008 record date. If your shares are held in a brokerage account or by another nominee, or if you received your proxy materials electronically, you will need to bring original documents (copies will not be accepted) to evidence your stock ownership as of 5:00 p.m., Eastern Time, on the April 17, 2008 record date, such as an original of a legal proxy from your bank or broker (‘‘Requests for Admission’’ will not be accepted), your brokerage account statement, demonstrating that you held Revlon, Inc. Class A common stock in your account as of 5:00 p.m., Eastern Time, on the April 17, 2008 record date, or, if you did not already return it to your bank or broker, an original vote instruction form issued by your bank or broker, demonstrating that you held Revlon, Inc. Class A common stock in your account as of 5:00 p.m., Eastern Time, on the April 17, 2008 record date. If you are a registered stockholder and plan to attend the 2008 Annual Meeting in person, please also check the appropriate box on the enclosed proxy card indicating that you intend to do so.

In order to expedite the admission registration process, we encourage stockholders to pre-register by phone by calling either Amy Heidingsfelder, the Company’s Manager, Corporate Secretary Administration, at (212) 527-5628, or Meaghan Connerty, the Company’s Senior Corporate Legal Assistant, at (212) 527-5528, Mondays through Fridays from 9:00 a.m. through 5:00 p.m., Eastern Time, up until 10:00 a.m., Eastern Time, on Wednesday, June 4, 2008 (the day prior to the 2008 Annual Meeting). Stockholders pre-registering by phone will be admitted to the meeting by presenting valid picture identification and, if your shares are held in a brokerage account or by another nominee, original evidence of your stock ownership as of the April 17, 2008 record date.

In order to ensure the safety and security of our annual meeting attendees, packages and bags may be inspected and may have to be checked and, in some cases, may not be permitted. We thank you in advance for your cooperation with these security measures.

Solicitation and Voting of Proxies; Revocation

All proxies properly executed and received by the Company, unless such proxies are previously and properly revoked at any time before they are voted at the Annual Meeting, will be voted on all matters presented at the 2008 Annual Meeting in accordance with the instructions given by the person executing the proxy or, in the absence of instructions, will be voted (1) FOR the election to the Board of Directors of each of the 9 nominees identified in this Proxy Statement (all of whom are currently directors); and (2) FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008. The Company has no knowledge of any other matters to be brought before the meeting. The deadline for receipt by the Company’s Secretary of stockholder proposals for inclusion in the proxy materials for presentation at the 2008 Annual Meeting was December 29, 2007. The Company did not receive any stockholder proposals to be included in these proxy materials.

Additionally, pursuant to the Company’s By-laws, in order for business to be properly brought before the 2008 Annual Meeting (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), and business specified in the proxy material), notice of such business must have been received by the Company between March 7, 2008 and April 6, 2008 and such notice must have included, among other things: (i) information regarding the proposed business to be brought before such meeting; (ii) the identity of the stockholder proposing the business; and (iii) the class of the Company’s shares which are owned beneficially or of record by such stockholder. The Company did not receive notification of any such matters. If any other matters are properly presented before the 2008 Annual Meeting for action, however, in the absence of other instructions, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with their best judgment on such matters.

The submission of a signed proxy will not affect a stockholder’s right to change their vote, attend and/or vote in person at, the 2008 Annual Meeting. Stockholders who execute a proxy may revoke it at any time before it is voted at the Annual Meeting by: (i) filing a written revocation or written notice of change, as the case may be, which must be received by the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, New York 10017, Attention: Robert K. Kretzman, before the original proxy is voted at the 2008 Annual Meeting; (ii) executing and delivering a proxy bearing a later date, which must be received by the Company’s Secretary at 237 Park Avenue, 14th Floor, New York, New York 10017, Attention: Robert K. Kretzman, before the original proxy is voted at the 2008 Annual Meeting; or (iii) attending the 2008 Annual Meeting and voting in person.

The Accompanying Form of Proxy is Being Solicited on Behalf of the Board of Directors

Although the Company does not expect to solicit any proxies, solicitation of proxies may be made by mail and also may be made by personal interview, telephone, facsimile transmission or e-mail and by directors, officers and employees of the Company without special compensation for such activities. The Company expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses incurred in handling proxy materials for beneficial owners.

Record Date; Voting Rights

Only holders of record of shares of the Company’s Class A common stock, par value $0.01 per share (the ‘‘Class A Common Stock’’), and Class B common stock, par value $0.01 per share (the ‘‘Class B Common Stock’’ and, together with the Class A Common Stock, the ‘‘Common Stock’’), at 5:00 p.m., Eastern Time, on April 17, 2008 (the ‘‘Record Date’’) will be entitled to notice of and to vote at the 2008 Annual Meeting or any adjournments thereof. On the Record Date, there were issued and outstanding: (i) 480,441,785 shares of the Company’s Class A Common Stock, each of which is entitled to one vote, and (ii) 31,250,000 shares of the Company’s Class B Common Stock, each of which is entitled to 10 votes. Of that total, the following shares were beneficially owned by Mr. Perelman directly and indirectly through MacAndrews & Forbes Holdings Inc., of which Mr. Perelman is the sole stockholder (‘‘MacAndrews & Forbes Holdings’’ and, together with certain of its affiliates (other than the Company or its subsidiaries), ‘‘MacAndrews & Forbes’’): (a) 278,532,040 shares of the Company’s Class A Common Stock (including 3,235,000 shares of Class A Common Stock owned directly by Mr. Ronald O. Perelman, Chairman of the

Company’s Board of Directors, and 45,616,141 shares of Class A Common Stock owned by a family member of Mr. Perelman, with respect to which latter shares MacAndrews & Forbes holds a voting proxy, but excluding 1,225,000 of Mr. Perelman’s options that are fully vested and exercisable within 60 days of the April 17, 2008 Record Date) and (b) all of the shares of the Company’s Class B Common Stock. The shares identified in subclauses (a) and (b) above as beneficially owned directly and indirectly by MacAndrews & Forbes represent approximately 74% of the combined voting power of the outstanding shares of the Company’s Common Stock as of the April 17, 2008 Record Date that are entitled to vote at the 2008 Annual Meeting.

The presence, in person or by duly executed proxy, of the holders of a majority in total number of votes of the issued and outstanding shares of Common Stock entitled to vote at the 2008 Annual Meeting is necessary to constitute a quorum in order to transact business. Abstentions and ‘‘broker non-votes,’’ if any, represented by submitted proxies will be included in the calculation of the number of shares present at the 2008 Annual Meeting for the purposes of determining a quorum. ‘‘Broker non-votes’’ are shares held by a broker, trustee or nominee that are not voted because the broker, trustee or nominee does not have discretionary voting power on a particular proposal and does not receive voting instructions from the beneficial owner of the shares. Broker non-votes are inapplicable for ‘‘routine’’ proposals, which include Proposals No. 1 and No. 2 to be considered at the 2008 Annual Meeting.

MacAndrews & Forbes has informed the Company that it will submit a duly-executed proxy (1) FOR the election to the Board of Directors of each of the 9 nominees identified in this Proxy Statement (all of whom are currently directors); and (2) FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008. Accordingly, there will be a quorum and the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any of the Company’s other stockholders, to approve and adopt Proposals No. 1 and No. 2 to be considered at the 2008 Annual Meeting.

If shares of Class A Common Stock are held as of the Record Date for the account of participants under the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the ‘‘401(k) Plan’’), the trustee for the 401(k) Plan will vote those shares pursuant to the instructions given by the 401(k) Plan participants on their respective proxy cards. If the trustee does not otherwise receive voting instructions for shares held on account of a 401(k) Plan participant, the trustee, in accordance with the 401(k) Plan trust agreement, will vote any such unvoted shares in the same proportion as it votes those shares allocated to 401(k) Plan participants’ accounts for which voting instructions were received. 401(k) Plan participants must deliver their proxy cards in accordance with the instructions included with such card by May 30, 2008 to allow the trustee time to receive such voting instructions and vote on behalf of participants in the 401(k) Plan.

On April 11, 2008, the Company announced its intention to effect a 1-for-10 reverse stock split on its shares of Common Stock. It is currently anticipated that the reverse stock split will become effective at some time during May or June of 2008 (which may be prior to the date of the 2008 Annual Meeting). The Company’s Board of Directors may abandon the reverse stock split at any time prior to its becoming effective. Only holders of record of shares of the Company’s Common Stock on the Record Date will be entitled to notice of and to vote at the 2008 Annual Meeting or any adjournments thereof.  Stockholders will be entitled to vote the number of voting shares held on the Record Date, which will not reflect any adjustment to a stockholder’s common stockholdings or a reduction in the outstanding shares which would occur should, in fact, the reverse stock split become effective prior to the 2008 Annual Meeting. All of the Common Stock-related information in this Proxy Statement is presented on a pre-reverse stock split basis.

Distribution of Proxy Materials

The Company has hired D.F. King & Co. to assist in the distribution of proxy materials. The estimated fee is approximately $3,500, including their out-of-pocket expenses. In addition, the Company will reimburse brokerage houses and other custodians, nominees, agents and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Householding of Stockholder Materials

Some banks, brokers and other nominee record holders may be participating in the practice of ‘‘householding’’ stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of this Proxy Statement to you if you write or call us at the following address or telephone number: Investor Relations Department, Revlon, Inc., 237 Park Avenue, New York, New York 10017, telephone: (212) 527-5230. If you want to receive separate copies of stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors, pursuant to the Company’s By-laws, has fixed the number of directors at 9, effective as of the date of the 2008 Annual Meeting. The 9 directors nominated for election by the Board of Directors, upon recommendation of the Board’s Nominating and Corporate Governance Committee (the ‘‘Governance Committee’’), will be elected at the 2008 Annual Meeting to serve until the Company’s next succeeding Annual Meeting and until their successors are duly elected and shall have been qualified. All of the nominees are currently members of the Board of Directors. All director nominees, if elected, are expected to serve until the next succeeding Annual Meeting. With respect to Proposal No. 1, all proxies properly executed and received by the Company, unless such proxies are revoked, will be voted in accordance with the instructions given by the person executing such proxy or, in the absence of such instructions, will be voted FOR the election to the Board of Directors of each of the 9 nominees identified in this Proxy Statement.

The Board of Directors has been informed that all of the nominees are willing to serve as directors, but if any of them should decline or be unable to serve, the Board of Directors may by resolution provide for a lesser number of directors or designate substitute nominees, in which event the individuals named in the enclosed proxy will vote for the election of such substitute nominee or nominees. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

The election to the Board of Directors of each of the 9 nominees identified in this Proxy Statement will require the affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock present in person or represented by proxy at the 2008 Annual Meeting and entitled to vote. A plurality means more votes cast for a nominee than those cast for opposing candidates, if any. In light of the application of plurality voting to this proposal, when tabulating the vote and determining whether the proposal has received the requisite number of affirmative votes, abstentions will have no effect on the outcome of the vote. Broker non-votes are inapplicable for this ‘‘routine’’ proposal. MacAndrews & Forbes has informed the Company that it will vote FOR the election to the Board of Directors of each of the 9 nominees identified in this Proxy Statement. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of the Company’s other stockholders, to effect the election of each of the director nominees. Given the affirmative vote of MacAndrews & Forbes, each director nominee will receive the necessary plurality vote and, in fact, will receive a majority of the votes cast at the 2008 Annual Meeting.

The Board of Directors unanimously recommends that stockholders vote FOR the election to the Board of Directors of each of the 9 nominees identified below.

Nominees for Election as Directors

The name, age (as of December 31, 2007), principal occupation for the last five years, selected biographical information and period of service as a Director of the Company of each of the nominees for election as a director are set forth below.

Mr. Perelman (64) has been Chairman of the Board of Directors of the Company and of Revlon Consumer Products Corporation, the Company’s wholly-owned operating subsidiary (‘‘Products Corporation’’), since June 1998 and a Director of the Company and of Products Corporation since their respective formations in 1992. Mr. Perelman has been Chairman of the Board and Chief Executive Officer of MacAndrews & Forbes Holdings and various of its affiliates since 1980. Mr. Perelman served as Chairman of the Board of Directors of Panavision Inc. until September 2003 and thereafter has served as its Co-Chairman. Mr. Perelman is also a Director of the following companies, which are required to file reports pursuant to the Exchange Act: Allied Security Holdings LLC (‘‘Allied Security’’), M&F Worldwide Corp. (‘‘M&F Worldwide’’) and Scientific Games Corporation (‘‘Scientific Games’’).

Mr. Kennedy (61) has been President and Chief Executive Officer of the Company and of Products Corporation and a Director of the Company and of Products Corporation since September 2006. From March 2006 until September 2006, Mr. Kennedy served as Executive Vice President, Chief Financial Officer and Treasurer of the Company and Products Corporation. Mr. Kennedy served as Executive Vice President and President of the Company’s and Products Corporation’s international operations from June 2002 until March 2006. From 1998 until 2001, Mr. Kennedy was Managing Director (CEO) and a member of the Board of Directors of Coca-Cola Amatil Limited, a publicly-traded company headquartered in Sydney, Australia and listed on the Sydney Stock Exchange. From 1992 to 1997, Mr. Kennedy served as General Manager of the Coca-Cola USA Fountain Division, a unit of The Coca-Cola Company (‘‘Coca-Cola’’), which he joined in 1980.

Mr. Bernikow (67) has been a Director of the Company and of Products Corporation since September 2003. Mr. Bernikow has served as Senior Advisor of Barington Capital Group, L.P. since November 2006. From 1998 until his retirement in May 2003, Mr. Bernikow served as the Deputy Chief Executive Officer of Deloitte & Touche LLP (‘‘D&T’’). Prior to that, Mr. Bernikow held various senior executive positions at D&T and various of its predecessor companies, which he joined in 1966. Mr. Bernikow also serves as a Director and as a member of the audit committee of Casual Male Retail Group, Inc. (‘‘Casual Male’’) and as a Director and Chairman of the audit committee of Mack-Cali Realty Corporation (‘‘Mack-Cali’’), each of which is required to file reports pursuant to the Exchange Act. Mr. Bernikow is also a director or trustee and serves as Chairman of the audit committees of certain funds (the ‘‘UBS Funds’’) for which UBS Global Asset Management (US) Inc., a wholly-owned subsidiary of UBS AG, or one of its affiliates (‘‘UBS’’), serves as investment advisor, sub-advisor or manager. Mr. Bernikow serves as Chairman of the Company’s Audit Committee and as a member of the Company’s Governance Committee.

Mr. Bohan (62) has been a Director of the Company since March 2004. Prior to his retirement in February 2001, Mr. Bohan was a Managing Director of the high-yield bond sales group of Salomon Smith Barney, a unit of Citigroup Inc., a global financial services holding company, having joined Salomon Smith Barney in 1980. Mr. Bohan is a director of Haynes International, Inc., which files reports pursuant to the Exchange Act. Mr. Bohan also serves as a member of the Board of Directors of Arena Brands, Inc., which is a privately-held company, and of the Board of Directors of The New York Police & Fire Widows’ & Children’s Benefit Fund. Mr. Bohan serves as a member of the Company’s Audit Committee. In addition to serving as a member of the Company’s Audit Committee, Mr. Bohan serves on the audit committee of The New York Police & Fire Widows’ & Children’s Benefit Fund.

Professor Feldberg (65) has been a Director of the Company since February 1997. Professor Feldberg has been a Senior Advisor with Morgan Stanley since March 2005 and has been the Dean Emeritus and Sanford Bernstein Professor of Leadership and Ethics at Columbia Business School, New York City, since July 1, 2004. He was the Dean of Columbia Business School from July 1989 through June 2004. Professor Feldberg is also a Director of the following companies, which are required to file reports pursuant to the Exchange Act: Macy’s, Inc., PRIMEDIA Inc. and Sappi Limited. In addition, Professor Feldberg is also a director or trustee of certain funds for which UBS serves as investment advisor, sub-advisor or manager, and a director of certain funds for which UBS Financial Services Inc. or one of its affiliates serves as investment advisor, administrator or manager. Professor Feldberg serves as Chairman of the Company’s Governance Committee and as a member of the Company’s Audit Committee. In addition to being a member of the Company’s Audit Committee, Professor Feldberg is also a member of the audit committee of PRIMEDIA Inc.

Ms. Lee (53) has been a Director of the Company since January 2006. Ms. Lee is Chairman and Chief Executive Officer of BET Holdings, Inc. (‘‘BET’’), a global media and entertainment company that owns and operates Black Entertainment Television. Ms. Lee’s career at BET began in 1986 as Vice President and General Counsel. In 1992, she was named Executive Vice President of Legal Affairs and Publisher of BET’s magazine division, while continuing to serve as BET’s General Counsel. In 1995, Ms. Lee assumed responsibility for BET’s strategic business development and was named President and Chief Operating Officer in 1996. Prior to joining BET, Ms. Lee was an attorney with the Washington, D.C.-based law firm of Steptoe & Johnson. Ms. Lee serves on the Board of Directors of the following companies, which are required to file reports under the Exchange Act: Eastman Kodak Company, Marriott International, Inc. and WGL Holdings, Inc. Ms. Lee serves as a member of the Company’s Governance Committee.

Mr. Schwartz (58) has been a Director of the Company since November 2007 and a Director of Products Corporation since March 2004. Mr. Schwartz has served as Executive Vice Chairman and Chief Administrative Officer of MacAndrews & Forbes Holdings since October 2007 and as President and Chief Executive Officer of M&F Worldwide since September 2007. Mr. Schwartz joined MacAndrews & Forbes Holdings in 1989 and assumed the position of Executive Vice President and General Counsel in 1993. Mr. Schwartz is also a Director of the following companies, which are required to file reports under the Exchange Act: Allied Security, Harland Clarke Holdings Corp., Scientific Games and M&F Worldwide. Mr. Schwartz is also a Member of the Board of Trustees of Kenyon College, serving on its Executive Committee, and is Chair of its Admissions and Financial Aid Committee. Mr. Schwartz also serves as a Trustee of the Association of Governing Boards of Universities and Colleges, and is a Member of the Board of Visitors of the Georgetown University Law Center. Mr. Schwartz serves as a member of the Company’s Compensation Committee.

Ms. Seifert (58) has been a Director of the Company since January 2006. Ms. Seifert has been Chairman of Pinnacle Perspectives, LLC, a business consulting company, since July 2004. Ms. Seifert served as Corporate Executive Vice President — Personal Care of Kimberly-Clark Corporation (‘‘Kimberly-Clark’’) from 1999 until her retirement in June 2004. Ms. Seifert joined Kimberly-Clark, a global health and hygiene company, in 1978 and, prior to her retirement, served in several marketing and management positions in connection with Kimberly-Clark’s domestic and international consumer products businesses. Prior to joining Kimberly-Clark, Ms. Seifert held management positions at The Procter & Gamble Company, Beatrice Foods, Inc. and Fort Howard Paper Company. She also serves on the Boards of Directors of the following companies, which are required to file reports pursuant to the Exchange Act: Supervalu Inc. (‘‘Supervalu’’), Eli Lilly & Company (‘‘Eli Lilly’’), Appleton Papers Inc., Paperweight Development Corp. (‘‘PDC’’) and Lexmark International, Inc. Ms. Seifert serves as a member of the Company’s Audit Committee and as a member of the audit committee of each of Supervalu and Eli Lilly.

Mr. Wolfe (68) has been a Director of the Company since March 2004. Mr. Wolfe served as Chairman and Chief Executive Officer of Hershey Foods Corporation (‘‘Hershey’’) from 1994 until his retirement in December 2001. Mr. Wolfe joined Hershey in 1967 and held various executive positions, including President and Chief Operating Officer, before being appointed its Chairman and Chief Executive Officer. Mr. Wolfe was elected to the Board of Directors of The Hershey Company on November 11, 2007 and was appointed as Chairman of the Board of The Hershey Company, effective January 1, 2008, in a non-executive capacity. Since 2005, Mr. Wolfe has served as a member of the Board of Trustees of various mutual funds managed by Fidelity Management & Research Company. Mr. Wolfe serves as a member of the Company’s Compensation Committee and its Governance Committee.

CORPORATE GOVERNANCE

Board of Directors and its Committees

Standing Committees

The Board of Directors currently has the following standing committees: the Audit Committee, the Compensation and Stock Plan Committee (the ‘‘Compensation Committee’’) and the Nominating and Corporate Governance Committee (the ‘‘Governance Committee’’). Each of these committees and their functions are described in further detail below.

Controlled Company Exemption

The Company is a ‘‘controlled company’’ (one in which more than 50% of the voting power is held by an individual, a group or another company) within the meaning of the rules of the New York Stock Exchange (the ‘‘NYSE’’). Accordingly, the Company is not required under the NYSE rules to have a majority of independent directors, a nominating and corporate governance committee or a compensation committee (each of which, under the NYSE’s rules, would otherwise be required to be comprised entirely of independent directors).

While the Company is not required to satisfy such NYSE requirements, the Board has determined that more than a majority of its directors (including Messrs. Bernikow, Bohan, Feldberg and Wolfe and Mses. Lee and Seifert, as well as Mr. Ed Landau, who will not stand for re-election at the 2008 Annual Meeting, and Ms. Linda Gosden Robinson, who has advised that, due to the demands of her full-time position as Chairman of Robinson Lerer & Montgomery (‘‘RLM’’), a New York City-based strategic communications consulting firm, she will not stand for re-election at the 2008 Annual Meeting), qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the Board Guidelines for Assessing Director Independence, which the Board adopted in accordance with Section 303A.02 of the NYSE Listed Company Manual. The Board Guidelines for Assessing Director Independence are attached hereto as Annex A, and a printable copy is available on the Company’s investor relations website, www.revloninc.com, under the heading ‘‘Corporate Governance.’’

Notwithstanding the fact that the Company qualifies for the ‘‘controlled company’’ exemption, the Company maintains a governance committee and a compensation committee. The Company maintains the Governance Committee (comprised, during 2007 and as of the date of this Proxy Statement, of Messrs. Feldberg (Chairman), Bernikow and Wolfe and Mses. Gosden Robinson and Lee), and the Board of Directors has determined that all members of the Governance Committee qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the Board Guidelines for Assessing Director Independence. As noted above, Ms. Gosden Robinson has advised that she will not stand for re-election at the 2008 Annual Meeting. The Company maintains the Compensation Committee (comprised, during 2007 and as of the date of this Proxy Statement, of Messrs. Landau (Chairman), Schwartz and Wolfe), and the Board has determined that two of the three directors on the Compensation Committee (Messrs. Landau and Wolfe) qualify as independent directors within the meaning of Section 303A.02 of the NYSE Listed Company Manual and under the Board Guidelines for Assessing Director Independence and also qualify as ‘‘non-employee directors’’ within the meaning of Section 16 of the Exchange Act and as ‘‘outside directors’’ under Section 162(m) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). As noted above, Mr. Landau will not stand for re-election at the 2008 Annual Meeting. The Board intends to appoint a new member and Chairman of the Compensation Committee following the 2008 Annual Meeting.

In connection with the Debt Reduction Transactions (as defined below), in 2004 the Company entered into a stockholders agreement with Fidelity Management & Research Co. (‘‘Fidelity’’), pursuant to which the Company agreed, among other things, until such time as Fidelity ceases to be the beneficial holder of at least 5% of Revlon, Inc.’s outstanding voting stock, to: (i) continue to maintain a majority of independent directors on the Board of Directors (as defined by NYSE listing standards) and (ii) establish and maintain the Governance Committee (See —‘‘Certain Relationships and Related Transactions — 2004 Investment Agreement’’).

Number of Board and Committee Meetings

During 2007, the Board of Directors held seven meetings and acted three times by unanimous written consent; the Audit Committee held six meetings; the Compensation Committee held five meetings and acted one time by unanimous written consent; and the Governance Committee held four meetings.

Director Attendance at Annual Stockholders’ Meetings

While the Board has not adopted a formal policy regarding directors’ attendance at the Company’s Annual Stockholders’ Meeting, directors are invited to attend such meetings. At the Company’s 2007 Annual Stockholders’ Meeting, five members of the Company’s Board of Directors were in attendance.

Audit Committee

Composition of the Audit Committee

The Audit Committee is comprised of Messrs. Bernikow (Chairman), Bohan, Feldberg and Landau and Ms. Seifert, each of whom the Board of Directors has determined satisfies the existing audit committee independence and experience requirements of the NYSE and the Securities and Exchange Commission (the ‘‘SEC’’). Each of these directors served as a member of the Audit Committee during all of 2007 and each of these directors remained a member of the Audit Committee as of the April 17, 2008 Record Date. As noted previously, Mr. Landau will not stand for re-election; accordingly, he will no longer serve on the Audit Committee following the 2008 Annual Meeting.

The Company has determined that Mr. Bernikow qualifies as an ‘‘audit committee financial expert,’’ under applicable SEC rules. In accordance with applicable NYSE listing standards, the Company’s Board of Directors has considered Mr. Bernikow’s simultaneous service on the audit committees of more than three public companies, namely the audit committees of the Company, Casual Male, Mack-Cali and the UBS Funds, and has determined that such service does not impair his ability to effectively serve on the Company’s Audit Committee as, among other things, Mr. Bernikow is retired and, accordingly, has a more flexible schedule and more time to commit to service as an Audit Committee and Board member, including on a full-time basis, if necessary; he has significant professional accounting experience and expertise, which renders him highly qualified to effectively and efficiently serve on multiple audit committees; and the audit committees of the UBS Funds effectively function as a single, consolidated audit committee.

Audit Committee Charter

The Audit Committee operates under a comprehensive written charter, a printable and current copy of which is available on the Company’s investor relations website, www.revloninc.com, under the heading ‘‘Corporate Governance.’’

Audit Committee Responsibilities

Pursuant to its charter, the Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities with respect to, among other things, the integrity of the Company’s financial statements and disclosures; the Company’s compliance with legal and regulatory requirements; the appointment, compensation, retention and oversight of the Company’s independent auditors, as well as their qualifications, independence and performance; and the performance of the Company’s internal audit function. The Audit Committee is also responsible for preparing the annual Audit Committee Report, which is required under SEC rules to be included in this Proxy Statement. See —‘‘Audit Committee Report’’ below.

Audit Committee Complaint Procedures

The Audit Committee has established procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. These complaint procedures are described in the Audit Committee’s charter, a printable and current copy of which is available on the Company’s investor relations website, www.revloninc.com, under the heading ‘‘Corporate Governance.’’

Audit Committee Report

Management represented to the Audit Committee that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2007 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed such audited consolidated financial statements with management and the independent registered public accounting firm.

The Audit Committee discussed with the independent registered public accounting firm those matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including information concerning the scope and results of the audit and information relating to KPMG LLP’s judgments about the quality, and not just the acceptability, of the Company’s accounting principles. These communications and discussions are intended to assist the Audit Committee in overseeing the Company’s financial reporting and disclosure process.

The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence, and the Audit Committee has discussed with the independent registered public accounting firm that firm’s independence.

The Audit Committee also reviewed, among other things, the amount of fees paid to the independent registered public accounting firm for audit and permissible non-audit services (see —‘‘Audit Fees’’ in this Proxy Statement, below). The Audit Committee has satisfied itself that KPMG LLP’s provision of audit and non-audit services to the Company is compatible with KPMG LLP’s independence.

Based on the Audit Committee’s review of and discussions regarding the Company’s audited consolidated financial statements and the Company’s internal control over financial reporting with management, the Company’s internal auditors and the independent registered public accounting firm and the other reviews and discussions with the independent registered public accounting firm referred to in the preceding paragraph, subject to the limitations on the Audit Committee’s roles and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the SEC.

Respectfully submitted,

Audit Committee
Alan S. Bernikow, Chairman
Paul J. Bohan
Meyer Feldberg
Edward J. Landau, Esq.
Kathi P. Seifert

Compensation and Stock Plan Committee

Composition of the Compensation Committee

The Compensation Committee is comprised of Messrs. Landau (Chairman), Schwartz and Wolfe. Each of Messrs. Landau and Wolfe served as a member of the Compensation Committee during all of 2007; Mr. Schwartz was appointed to serve as a member of the Compensation Committee in November 2007, to fill the vacancy created by the death of former Compensation Committee member, Mr. Howard Gittis, who died in September 2007. Each of Messrs. Landau, Schwartz and Wolfe remained a member of the Compensation Committee as of the April 17, 2008 Record Date. As noted previously, Mr. Landau will not stand for re-election at the 2008 Annual Meeting. The Company’s Board intends to appoint a new member and a new Chairman of the Compensation Committee, to succeed Mr. Landau, following the 2008 Annual Meeting.

Compensation Committee Charter

The Compensation Committee operates under a comprehensive written charter, a printable and current copy of which is available on the Company’s investor relations website, www.revloninc.com, under the heading ‘‘Corporate Governance.’’

Compensation Committee’s Responsibilities

Pursuant to its charter, the Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluates the CEO’s performance in light of those goals and objectives and determines, either as a committee or together with the Board of Directors, the CEO’s compensation level based on such evaluation. The Compensation Committee also reviews and approves compensation and incentive arrangements (including performance-based arrangements and bonus awards under the Company’s executive bonus plan, as it is currently in effect and as it may be amended from time to time (the ‘‘Executive Bonus Plan’’)) for the Company’s executive officers and such other employees of the Company as the Compensation Committee may determine to be necessary or desirable from time to time. The Compensation Committee also reviews and approves awards (‘‘Awards’’) pursuant to the Third Amended and Restated Revlon, Inc. Stock Plan (the ‘‘Stock Plan’’) and administers such plan.

The Compensation Committee is also responsible for reviewing and discussing with the Company’s Executive Vice President, Human Resources and Chief Legal Officer the Compensation Discussion and Analysis required by the SEC’s rules and, based on such review and discussion, (i) determining whether to recommend to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K or in the annual proxy statement and (ii) producing the annual Compensation Committee Report for inclusion in the Company’s annual report on Form 10-K or in the proxy statement.

Compensation Committee’s Delegation of Authority

Pursuant to the terms of the Executive Bonus Plan, the Compensation Committee may delegate to an administrator (who must be an employee or officer of the Company) (the ‘‘Compensation Administrator’’) the power and authority to administer the Executive Bonus Plan for employees of the Company, other than the Company’s Chief Executive Officer and other covered employees as defined in Treasury Regulation §1.162-27(c)(2) (‘‘Section 162(m) Officers’’), which would include the authority to determine business and personal performance objectives, to determine whether such objectives were met, to determine whether bonus awards would be paid out and to determine whether an award should be reduced or eliminated. During 2007, the Compensation Committee approved specific EBITDA and other business objectives (see —‘‘Compensation Discussion and Analysis — Annual Cash Bonus — Executive Bonus Plan’’). Bonuses, which were funded at 50% of normal targets for 2007 in order to improve cash flow, were paid in March 2008 to employees who met their individual performance objectives under the Executive Bonus Plan in respect of 2007, including the Company’s Named Executive Officers, as the corporate EBITDA objectives were achieved for 2007. The Summary Compensation Table in this Proxy Statement reflects the bonus awards that were made in respect of 2007 to the Named Executive Officers pursuant to the terms of the Executive Bonus Plan in effect for 2007 (the ‘‘2007 Bonus Program’’).

Section 157(c) of the Delaware General Corporation Law (the ‘‘DGCL’’) provides that the Company’s Board of Directors (or the Compensation Committee acting on behalf of the Board) may authorize one or more officers of the Company to designate officers and employees of the Company or of any of its subsidiaries to be issued options or rights under the Stock Plan and to determine the number of options or rights to be issued to such officers and employees. The terms of the Awards, including the exercise price of any options (which may be determined pursuant to a formula, which in the case of the Stock Plan is the closing price of the Class A Common Stock on the NYSE on the grant date), as well as the total number of options or rights that may be awarded by the designated officer, must be set by the Board of Directors or the Compensation Committee acting on behalf of the Board. The designated officer may not, however, designate himself or herself as a recipient of an Award under the Stock Plan; any such Award to the designated officer must be approved by the Board or the Compensation Committee acting on behalf of the Board. The Compensation Committee did not delegate any such authority under the DGCL for 2007, and all grants during 2007 were approved by the Compensation Committee or the full Board of Directors.

Role of Officers and Consultants in the Compensation Committee’s Deliberations

For a discussion of the role of the Company’s executive officers and compensation consultants in recommending the amount or form of executive and director compensation, see —‘‘Compensation Discussion and Analysis — Role of the Compensation Committee.’’

Compensation Committee Interlocks and Insider Participation

The Compensation Committee does not have any interlocks or insider participation requiring disclosure under the SEC’s executive compensation rules.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth below in this Proxy Statement with the Company’s appropriate officers. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement, as well as in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, including by incorporation by reference to the 2008 Proxy Statement.

Respectfully submitted,

Compensation Committee
Edward J. Landau, Chairman
Barry F. Schwartz
Kenneth L. Wolfe

Nominating and Corporate Governance Committee

Composition of the Governance Committee

The Governance Committee is comprised of Messrs. Feldberg (Chairman), Bernikow and Wolfe and Mses. Gosden Robinson and Lee. Each of these directors served as a member of the Governance Committee during all of 2007, and remained a member of the Governance Committee as of the April 17, 2008 Record Date. As noted previously, Ms. Gosden Robinson has indicated that, due to the demands of her full-time position as Chairman of RLM, she will not stand for re-election at the 2008 Annual Meeting.

Governance Committee Charter

The Governance Committee operates under a comprehensive written charter, a printable and current copy of which is available on the Company’s investor relations website, www.revloninc.com, under the heading ‘‘Corporate Governance.’’

Governance Committee Responsibilities

Pursuant to its charter, the functions of the Governance Committee include, among other things: identifying individuals qualified to become Board members; selecting or recommending to the Board proposed nominees for Board membership; recommending directors to the Board to serve on the Board’s standing committees; overseeing the evaluation of the Board’s performance; evaluating the CEO’s and senior management’s performance; overseeing the Revlon, Inc. Related Party Transaction Policy; overseeing the Company’s processes for succession planning for the CEO and other senior management positions; and periodically reviewing the Board’s Corporate Governance Guidelines and Board Guidelines for Assessing Director Independence and recommending changes, if any, to the Board.

Director Nominating Processes

The Governance Committee identifies individuals qualified to become members of the Board when any vacancy occurs by reason of disqualification, resignation, retirement, death or an increase in the size of the Board, and selects or recommends that the Board select director nominees for each annual meeting of stockholders and director nominees to fill vacancies on the Board that may occur between annual meetings of stockholders.

In evaluating nominees for director, the Governance Committee is guided by, among other things, the principles for Board membership expressed in the Company’s Corporate Governance Guidelines, which are available on the Company’s investor relations website, www.revloninc.com, under the heading ‘‘Corporate Governance.’’ The Governance Committee does not set specific, minimum qualifications that nominees must meet, but rather, in identifying and considering candidates for nomination to the Board, considers, in addition to the requirements set out in the Company’s Corporate Governance Guidelines and the Governance Committee’s charter, the quality of the candidate’s experience, the Company’s needs and the range of talent and experience represented on the Board. In its assessment of each potential candidate, the Governance Committee will consider the nominee’s reputation, judgment, accomplishments in present and prior positions, independence, knowledge and experience that may be relevant to the Company, and such other factors as the Governance Committee may determine to be pertinent in light of the Board’s current needs. The Governance Committee identifies potential nominees from various sources, such as officers, directors and stockholders and from time to time retains the services of third party consultants to assist it in identifying and evaluating director nominees.

Stockholder Process for Submitting Director Nominees

The Governance Committee will also consider director candidates recommended by stockholders. The process the Governance Committee follows to evaluate candidates submitted by stockholders does not differ from the process it follows for evaluating other director nominees. The Governance Committee may also take into consideration the number of shares held by the recommending stockholder, the length of time that such shares have been held and the number of candidates submitted by each stockholder or group of stockholders over the course of time. Stockholders desiring to submit candidates for director must submit their recommendation in writing (certified mail – return receipt requested) to the Company’s Secretary, at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, New York 10017, attention: Robert K. Kretzman.

The Governance Committee will accept recommendations for director candidates throughout the year; however, in order for a recommended director candidate to be considered by the Governance Committee for nomination to stand for election at an upcoming annual meeting of stockholders, the recommendation must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the date of the Company’s most recent proxy statement, or by December 26, 2008, for recommendations for the Company’s 2009 Annual Stockholders’ Meeting.

To have a candidate considered by the Governance Committee, a stockholder must, subject to further requests for information from the Governance Committee, initially provide the following information:

•	the name and address of the stockholder, evidence of such stockholder’s ownership of the Company’s Common Stock, including the number of shares owned and the length of time of ownership, and a statement as to the number of director candidates such stockholder has submitted to the Governance Committee during the period that such stockholder has owned shares of the Company’s Common Stock, including the names of any candidates previously submitted by such stockholder;

•	the name of the candidate;

•	the candidate’s resume or a listing of his or her qualifications to be a director of the Company;

•	any other information regarding the candidate that would be required to be disclosed in a proxy statement filed with the SEC if the candidate were nominated for election to the Board; and

•	the candidate’s consent to be named as a director if selected by the Governance Committee and nominated by the Board.

Stockholder-Director Communications

The Board of Directors has established a process to receive communications from stockholders and other interested parties. Any stockholder or other interested party desiring to communicate with the Board or individual directors (including, without limitation, the non-management directors) regarding the Company may contact either the Board or such director by sending such communication to the attention of the Board or such director, in each case in care of the Company’s Secretary, who is responsible to ensure that all such communications are promptly provided to the Board or such director. Any such communication may be sent by: (i) emailing it to Robert K. Kretzman, Executive Vice President, Chief Legal Officer and Secretary, at robert.kretzman@revlon.com; or (ii) mailing it to him at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, New York, 10017, attention: Robert K. Kretzman. Communications that consist of stockholder proposals must instead follow the procedures set forth under ‘‘General Rules Applicable to Stockholder Proposals’’ in this Proxy Statement, below, and, in the case of recommendations of director candidates, ‘‘Nominating and Corporate Governance Committee — Stockholder Process for Submitting Director Nominees,’’ in this Proxy Statement, below.

Non-Management Executive Sessions

The Company’s Corporate Governance Guidelines provide that the Company’s Board of Directors will regularly meet in executive session without any member of the Company’s management being present and that the Company’s independent directors will also meet in at least one non-management executive session per year attended only by independent directors. A non-management Director will preside over each non-management executive session of the Board, and an independent Director will preside over each independent executive session of the Board, although the same Director is not required to preside at all such non-management or independent executive sessions. The presiding director at such non-management and independent executive sessions of the Board is determined in accordance with the applicable provisions of the Company’s By-laws, such that the Chairman of the Board of Directors or, in his absence (as is the case with independent executive sessions), a director chosen by a majority of the directors present will preside at such meetings. The Board of Directors met in a non-management executive session, attended by only independent directors, during 2007.

EXECUTIVE OFFICERS

The following table sets forth each of the executive officers of the Company as of December 31, 2007:

Name	Position
David L. Kennedy	President and Chief Executive Officer
Alan T. Ennis	Executive Vice President and Chief Financial Officer
Robert K. Kretzman	Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

The following sets forth the ages (as of December 31, 2007), positions held with the Company and selected biographical information for the executive officers of the Company, except for Mr. Kennedy, whose biographical information is included in this Proxy Statement, above, with the Company’s other Directors:

Mr. Ennis (37) serves as the Company’s Executive Vice President and Chief Financial Officer, having been elected to that position in November 2006. From September 2006 to March 2007, Mr. Ennis also served as Corporate Controller and Chief Accounting Officer. From March 2005 to September 2006, Mr. Ennis served as the Company’s Senior Vice President, Internal Audit. From 1997 through 2005, Mr. Ennis held several senior financial positions with Ingersoll-Rand Company Limited, a NYSE-listed company, where his duties included regional responsibility for Internal Audit in Europe and global responsibility for financial planning and analysis. Mr. Ennis began his career in 1991 with Arthur Andersen in Ireland. Mr. Ennis is a Chartered Accountant and member of the Institute of Chartered Accountants in Ireland.

Mr. Kretzman (56) has been Executive Vice President, Chief Legal Officer, General Counsel and Secretary of the Company and of Products Corporation since December 2003 and Executive Vice President, Human Resources of the Company since October 2006. Mr. Kretzman served as Senior Vice President, General Counsel and Secretary of the Company and of Products Corporation from January 2000 until December 2003. Prior to becoming General Counsel, Mr. Kretzman served as Senior Vice President, Deputy General Counsel and Secretary from March 1998 to January 2000, as Vice President, Deputy General Counsel and Secretary from January 1997 to March 1998, and as Vice President and Secretary from September 1992 to January 1997. Mr. Kretzman joined the Company in 1988 as Senior Counsel responsible for mergers and acquisitions. Mr. Kretzman has also served as the Company’s Chief Compliance Officer since January 2000.

COMPENSATION DISCUSSION AND ANALYSIS

Set forth below is a discussion and analysis of all material elements of the Company’s compensation of its Named Executive Officers (as defined below), including: (i) the objectives of the Company’s compensation program; (ii) what the compensation program is designed to reward; (iii) each element of compensation; (iv) why the Company chooses to pay each element; (v) how the Company determines the amount (and, where applicable, the formula) for each element to pay; and (vi) how each compensation element and the Company’s decisions regarding that element fit into the Company’s overall compensation objectives and may affect decisions regarding other elements.

Overview of 2007 Compensation Events

During 2007, the Compensation Committee authorized the following actions in respect of the compensation of its senior management, including the Named Executive Officers, as further discussed below:

•	As a result of a benchmarking study of executive officer compensation performed by Mercer Human Resource Consulting (‘‘Mercer’’), a nationally-recognized compensation consultant, the Company entered into ‘‘change of control’’ agreements with its Named Executive Officers in April 2007, providing for so-called ‘‘double trigger’’ severance protection (i.e., providing certain severance arrangements following a termination of the executive by the employer without ‘‘cause’’ or a termination by the executive for ‘‘good reason,’’ in either case following a ‘‘change of control’’);

•	After advice from, and consultation with, Mercer, in December 2007 the Company granted restricted stock to a broad range of eligible employees, including its Named Executive Officers, as a retention incentive, as well as to make up for the Company’s recent bonus payout history (e.g., bonuses were only funded and paid at approximately 22% of target, on average, over the last five calendar years, including no cash bonuses being paid for 2003 or 2006); and

•	After advice from, and upon consultation with, Mercer, the Company’s 2007 Bonus Program was funded at 50% of target, to balance the need for employee compensation and retention with the objective of improving cash flow. Managers also had the ability to award between 75% and 150% of target to individuals based upon relative performance, subject to staying within the overall budget of 50% of target. The Company paid annual cash bonuses to eligible employees, including its Named Executive Officers, in March 2008, under its 2007 Bonus Program, based upon achievement of individual and Company performance objectives for 2007.

Objectives of the Company’s Compensation Program and What it is Designed to Reward

The Company’s philosophy is to provide a compensation package that is designed to satisfy the following objectives:

•	to align the interests of management and employees with corporate performance and shareholder interests. This is accomplished by rewarding performance that is directly linked to achievement of the Company’s business plan and strategic goals; and

•	to both attract and retain exceptional performers and key contributors with the skills and experience necessary for the Company to achieve its business objectives and who are prepared to work in a lean, highly-leveraged organization. This requires that the Company’s compensation programs be competitive with the compensation practices of other leading consumer products companies.

Each Element of Compensation and Why the Company Chooses to Pay It

In order to achieve the objectives discussed above, the Company maintains a relatively simple compensation program, consisting principally of: (i) cash salary; (ii) eligibility for annual cash bonuses contingent upon the achievement of specific Company and personal performance objectives; and (iii) equity grants (principally restricted stock) under the Company’s Stock Plan.

The performance-based and incentive compensation elements of cash bonus and equity grants have not resulted in any significant wealth accumulation for any of the Company’s employees, including its Named Executive Officers. For example, the Company’s bonus programs have been funded and paid at only approximately 22% of target, on average, over the last five calendar years. Further, based on the $1.18 NYSE closing price of Revlon Class A common stock on December 31, 2007, all options held by the Named Executive Officers were ‘‘underwater,’’ since the exercise price of all of their stock options exceeded the NYSE closing price. The lowest exercise price of any option currently held by a Named Executive Officer is $2.55.

Market References

The Company seeks to design its total compensation, including salaries, bonuses and equity awards in the aggregate, to be competitive with other leading consumer products companies and other companies outside of the consumer products field (collectively, the ‘‘Comparison Group’’), taking into account total compensation. While the Comparison Group is comprised primarily of consumer products companies, companies outside of the consumer products field are also included because the Company believes that the market for certain executive talent is broader.

Base Salary

Base salaries for the Named Executive Officers are generally at or above the median of competitive base salaries. Base salary adjustments are generally made annually and have been awarded based on individual performance, assumption of new responsibilities, competitive data from the Comparison

Group, employee retention efforts and the Company’s overall guidelines and annual salary budget guidelines. Higher annual increases are available to higher performers and key contributors, provided that the overall increases are within budgeted guidelines, which are generally consistent with external norms.

During 2007, Messrs. Ennis and Kretzman received merit salary increases to reflect their performance during 2006 and the successful assumption of significantly expanded responsibilities in a much leaner organization after the Company’s 2006 restructuring activities. Mr. Kennedy did not receive a base salary increase during 2007 as he had received an increase with his promotion from Chief Financial Officer to Chief Executive Officer in September 2006.

Annual Cash Bonus — Executive Bonus Plan

Under the Executive Bonus Plan, annual cash bonuses are designed to reward the achievement of specific business objectives approved by the Compensation Committee in the beginning of each year. These objectives are generally tied to the Company’s financial performance and achievement of its business strategy, such as, without limitation, EBITDA targets. While the Company’s bonus programs are designed to be competitive, historically the Company’s cash bonus payments have been well below the median of the Comparison Group due to shortfalls in the Company’s actual performance versus planned performance (e.g., bonuses were only funded and paid at approximately 22% of target, on average, over the last five calendar years, including no cash bonuses being paid for 2003 or 2006).

Payouts under the Company’s cash bonus plan generally are contingent upon the achievement of annual corporate and personal performance objectives. The Company’s corporate performance objective for the payout of bonuses at 50% of target bonus under the 2007 Bonus Program was the achievement of $210 million of EBITDA for 2007 (after accruing for bonus). The Company selected EBITDA as the bonus target because the Company believes it provides a useful performance measure of the Company’s overall business, which eliminates the effects of certain charges that are not directly attributable to the Company’s underlying operating performance.

Upon the achievement of EBITDA targets for 2007, a participant in the Executive Bonus Plan can earn his or her target bonus award if he or she achieves his or her individual performance objectives. Depending on the Company’s assessment of individual performance, 75% to 150% of the target bonus awards may be paid, as long as the overall bonus budget is not exceeded.

Approximately 460 employees, including the Named Executive Officers, were eligible (based on salary grade) to participate in the 2007 Bonus Program. The bonus objectives for Messrs. Kennedy, Ennis and Kretzman established by the Compensation Committee in March 2007 included the Company’s achievement of $210 million of EBITDA (after accruing for bonus), as well as the Named Executive Officer’s achievement of individually tailored and weighted bonus objectives, which collectively were designed to be challenging to attain. As noted above, for 2007, the Company’s bonus program was funded at only 50% of target, due to the Company’s focus on balancing employee compensation and retention goals with a desire to improve cash flow.

The terms of the Company’s standard employee confidentiality and non-competition agreement, which every employee, including the Named Executive Officers, is required to execute, and the terms of the Company’s Executive Bonus Plan, condition each employee’s eligibility for benefits (including 2007 Bonus Program awards) upon the execution of, and compliance with, such agreement.

Mr. Kennedy, the Company’s President and Chief Executive Officer, is eligible under his employment agreement for a target bonus of 100% of his base salary, but for 2007 his target bonus was 50%, due to the funding levels set by the Compensation Committee under the 2007 Bonus Program. Mr. Ennis and Mr. Kretzman are eligible under their employment agreements for target bonuses of 75% of base salary, but for 2007 their target bonuses were 37.5%. In March 2008, the Compensation Committee determined that the Company’s EBITDA objectives had been met, and that each of the Named Executive Officers had met (and in a number of cases exceeded) all of their respective individual performance objectives; accordingly, bonuses were earned by each of the Named Executive Officers during 2007 (see the ‘‘Summary Compensation Table,’’ below).

In March 2008, the Compensation Committee certified that the Named Executive Officers had achieved their 162(m) objectives for 2007, earning the executives the right to receive, at a minimum, their respective target bonuses. As approved by the Compensation Committee in early 2007, under the 2007 Bonus Program, the Compensation Committee had discretion to award up to 150% of adjusted target bonuses to reward high performance.

Under Mr. Kennedy’s leadership, the Company—

•	demonstrated significantly improved financial performance in 2007, with EBITDA of $224.5 million and free cash flow usage of $13.8 million, which measures were the best the Company has achieved since 1998;

•	successfully formed a U.S. Operating Region; and

•	instituted a global, three-year color cosmetics and beauty care portfolio strategy, which resulted in the launch of a broad lineup of new products across substantially all of the Company’s brands and categories for 2008.

The Compensation Committee therefore awarded Mr. Kennedy a discretionary bonus of $150,000, for a total bonus of $800,000. Mr. Kennedy’s bonus is consistent with the provisions of the 2007 Bonus Program in that it is 123% of Mr. Kennedy’s adjusted target of $650,000 for 2007. The Compensation Committee also approved that Messrs. Ennis and Kretzman each achieved and in a number of cases exceeded their objectives for 2007 under the 2007 Bonus Program and so the Compensation Committee awarded each of them 120% of their adjusted bonus targets for 2007 based upon such over-achievement.

The Summary Compensation Table, below, reflects the bonus awards that were made for 2007 to the Named Executive Officers under the 2007 Bonus Program.

Long-Term Compensation — The Stock Plan

The third principal component in total compensation for the Company’s key employees (i.e., salary, bonus and equity) is the award of stock options and restricted stock under the Stock Plan.

Grants of stock options and restricted stock are designed to directly align a portion of compensation for key employees with shareholders’ equity interests and, in doing so, serve as the Company’s principal element of long-term compensation. Stock options and restricted stock have time-based vesting schedules, which are designed to retain key employees.

Stock option and/or restricted stock Awards generally have been granted annually to executives and other key employees. Guidelines for the size of awards are developed based upon, among other factors, shares available for grant under the Stock Plan, the executive’s position in the Company, his or her contributions to the Company’s objectives and total compensation, as compared to external references, such as competitive compensation data from Mercer and Towers Perrin. Larger equity awards are made to more senior executives so that a larger portion of their total potential compensation will be variable and contingent upon shareholder value creation.

Factors that may be considered in deciding which form the equity awards will take (i.e., stock options or restricted stock) may include, among others, the Company’s stock price at the time the Awards are granted; the degree to which the awards are intended to provide a retention incentive; and the impact on ‘‘overhang’’ (i.e., the dilutive effect on the Company’s common stock).

Grants of stock options and restricted stock are not specifically timed to be made before major announcements or earnings releases. Grants of equity as a result of new-hires or promotions generally are made at the next Compensation Committee meeting following such events. There are generally no differences in the timing of equity grants for the Named Executive Officers, compared with other eligible employees.

In 2007, the Company believed that it was critical to provide meaningful equity-based retention incentives in order to retain and motivate key existing employees expected to contribute to the continued execution of the Company’s business strategy, and to provide competitive total compensation for the recruitment of new, highly-qualified employees to fill key positions. This was particularly important after the decline in the Company’s stock price in 2006 following the Company’s announcement that it was discontinuing its Vital Radiance brand, and the elimination of positions and layers of management in connection with the Company’s organizational realignment actions in February and September 2006.

In December 2007, the Compensation Committee, based upon management’s recommendation and after consultation with Mercer, approved awards of restricted stock to key employees. Such grants were approved by the Compensation Committee, including as to specific size, vesting terms and grantees, at its meeting in December 2007 and were made effective on the date of such meeting. These grants vested ratably over three years, for more senior employees, and, for less senior employees, 50% on July 2, 2008, 25% on January 2, 2009 and 25% on July 2, 2009. Mercer advised the Compensation Committee that the 2007 restricted stock awards represented a reasonable approach for the Company and were within external norms in terms of dilution and burn rate.

While equity Awards under the Stock Plan generally involve no immediate cash cost, the Company does recognize expense for such Awards in accordance with Statement of Financial Accounting Standards No. 123(R), ‘‘Share-Based Payment’’ (‘‘SFAS No. 123(R)’’).

Other Compensation and Benefit Programs

The Company also maintains fairly standard benefits that are generally consistent with those offered by other major corporations and are generally available to all of the Company’s full time employees (subject to meeting basic eligibility requirements). These plans include the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the ‘‘Savings Plan’’), which is a defined contribution plan, the Revlon Employees’ Retirement Plan (the ‘‘Retirement Plan’’), which is a defined benefit plan, and the Revlon Pension Equalization Plan (the ‘‘Pension Equalization Plan’’), which is a non-qualified and unfunded plan that provides retirement benefits to employees, including the Named Executive Officers, equal to those that would have been provided under the Retirement Plan for compensation in excess of Code limits. The Retirement Plan and Pension Equalization Plan are described in more detail under the ‘‘Pension Benefits’’ table below.

In the past, the Company maintained the Revlon Excess Savings Plan for Key Employees (the ‘‘Excess Savings Plan’’) to recognize compensation in excess of these Code limitations to employees. That plan was ‘‘frozen’’ on December 31, 2004 (i.e., no further contributions were permitted after this date).

The Company offers fairly standard medical, dental and life insurance coverage that is generally available to all U.S.-based non-union employees.

The Company also maintains a limited number of benefit programs that are only available to the Named Executive Officers and other senior employees qualifying for eligibility based on salary grade level. These benefits and perquisites include a supplemental Executive Medical Plan, automobile allowances or Company automobiles for certain Named Executive Officers, reimbursement of costs for financial counseling and tax preparation and reimbursement for life insurance premiums. These types of benefits are commonly made available to senior executives at other major corporations and assist the Company in attracting and retaining key talent.

As previously disclosed in the Company’s 2007 annual proxy statement, in April 2007, the Company entered into ‘‘change of control’’ agreements with a group of senior executives, including its Named Executive Officers, all of whom were expected to be essential to the Company’s business strategy going forward in a leaner, more efficient environment. These agreements provide for 24 months of (i) salary, (ii) average bonus earned over the five preceding calendar years (or the prior years of employment with the Company if less than five years) and (iii) benefits following the occurrence of a ‘‘double trigger’’ event (i.e., a termination of the executive by the employer without ‘‘cause’’ or a termination by the executive for ‘‘good reason,’’ following a ‘‘change of control’’). The Company was not considering any given business transaction at the time, but considered, among other factors, the results of a study by Mercer which found that the Company did not offer a full spectrum of change of control benefits, and found such provisions to be reasonable and at market for similarly situated companies.

How the Company Determines the Amount (and, Where Applicable, the Formula) for Each Element of Compensation to Pay and How Each Compensation Element and the Company’s Decisions Regarding that Element Fit Into the Company’s Overall Compensation Objectives and May Affect Decisions Regarding Other Elements

The Company focuses annually on developing a total compensation level that is intended to be externally competitive. Salary ranges, annual bonus plan targets and equity compensation targets are reviewed using a ‘‘total compensation’’ perspective under which total remuneration is targeted to be within ranges compared to the Comparison Group. Values and targets of each element may change from year to year. As a general matter, since the Named Executive Officers have not realized any meaningful wealth accumulation from equity awards or other incentive compensation, as described above, this has influenced setting base salaries.

The Company designs its compensation programs such that there is a correlation between level of position and degree of risk in compensation. Based on that guiding principle, the Company’s more senior executives with the highest levels of responsibility and accountability have a higher percentage of their total potential remuneration at risk, i.e., cash bonus and equity compensation, than do employees with lower levels of responsibility and accountability. This means that a higher proportion of their total potential compensation is based upon variable elements (namely, performance-based cash bonuses and equity grants), than is the case with the Company’s employees with lower levels of responsibility and accountability.

Role of the Compensation Committee

The Compensation Committee reviews and approves, among other things, salary increases for the Company’s Named Executive Officers; the structure of the Company’s Executive Bonus Plan, including annual performance objectives for the Named Executive Officers; and the structure and actual grants under the Company’s equity award programs.

The Compensation Committee reviews and approves goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluates the CEO’s performance in respect of those goals and objectives and determines, either as a committee or together with the Board of Directors, the CEO’s total compensation level based on the evaluation. The Compensation Committee also reviews and approves compensation and incentive arrangements for the Company’s other Named Executive Officers. The Committee also reviews and approves equity grants under the Stock Plan.

The Compensation Committee has reviewed ‘‘tally sheets,’’ which include key components of the Named Executive Officer’s compensation, including, among other things: (i) a detailed breakdown of 2007 compensation, including base salary, bonus and perquisites and other fringe benefits; (ii) estimates of the annual actuarial accrual of pension benefits; (iii) a summary of equity grants (i.e., restricted stock and stock options), vesting provisions and any change in control provisions of those grants; and (iv) estimates of severance benefits that would apply under each of the Named Executive Officer’s employment agreements. These summaries provide the Compensation Committee with information about senior management compensation that enables them to make informed decisions regarding future compensation elements and to adjust elements of compensation when applicable due to economic and/or executive compensation trends affecting the Company and/or its industry.

The Company’s Executive Vice President, Human Resources, in consultation with the Company’s Chief Executive Officer, works with the Company’s compensation group to recommend: (i) merit increase guidelines under the Company’s salary administration program; (ii) the structure of the Company’s Executive Bonus Plan and other bonus plans; and (iii) the structure of equity award programs under the Company’s Stock Plan, including the 2007 Restricted Stock Grants.

The Compensation Committee considers input from consultants, including Mercer, as well as from the Company, in its consideration of the competitiveness and effectiveness of, and its oversight and approval of, the compensation arrangements for the Company’s Chief Executive Officer and other Named Executive Officers.

During 2007, the Compensation Committee consulted with and/or considered advice provided by Mercer with respect to the following matters, among others: (i) amending and restating the Company’s Stock Plan to increase the number of shares available for Awards and making all shares authorized under the Stock Plan available for Awards of any type permissible under the Stock Plan to enable the Company to grant restricted stock to key employees who are essential to the Company’s operations; (ii) the structure of the Company’s 2007 restricted stock grant program (including the grants to the Named Executive Officers); (iii) as part of the annual compensation for Board members, the Compensation

Committee’s grant of 25,000 shares of restricted stock to each of the Company’s independent, non-employee directors in December 2007; (iv) the structure and components of the Company’s 2008 Executive Bonus Plan; and (v) consideration of amendments to the employment agreements of a group of senior executive officers, including the Named Executive Officers, to provide certain ‘‘double trigger’’ severance benefits in the event they are terminated without ‘‘cause’’ or for ‘‘good reason’’ after a ‘‘change of control.’’

As there has never been a restatement of the Company’s financial results, the Company has not considered any policy in respect of adjustment or recovery of amounts paid under its compensation plans.

Tax Deductibility of Executive Compensation

Section 162(m) of the Code (‘‘Section 162(m)’’) places a limit of $1,000,000 on the amount of compensation that the Company may deduct, for tax purposes, in any one year for each of its five most highly paid executive officers. There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. Annual cash incentive compensation under the Executive Bonus Plan, stock option Awards and performance-based stock awards generally are performance-based compensation meeting those requirements and are fully deductible. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy requiring all compensation to be deductible. Since Mr. Kennedy’s salary is above the $1,000,000 threshold, a portion of his salary and the deemed value of his perquisites are not tax-deductible by the Company. Restricted stock and restricted stock units that have time-based vesting are not considered performance-based under Section 162(m) and are generally not tax-deductible by the Company.

EXECUTIVE COMPENSATION

The following table sets forth information for the years indicated concerning the compensation awarded to, earned by or paid to the persons who served as the Chief Executive Officer and the Chief Financial Officer of the Company during 2007 and the three other most highly paid executive officers (see footnote (a) below), other than the Chief Executive Officer and the Chief Financial Officer, who served as executive officers of the Company during 2007 (collectively, the ‘‘Named Executive Officers’’), for services rendered in all capacities to the Company and its subsidiaries during such periods. The summary compensation table below includes, under the columns ‘‘Stock Awards’’ and ‘‘Option Awards,’’ the expense required to be recognized by the Company pursuant to SFAS No. 123(R) during 2007 and 2006 (excluding forfeiture assumptions) in respect of outstanding restricted stock and option awards to the Named Executive Officers. In all cases, option awards outstanding as of December 31, 2007 were ‘‘out-of-the-money,’’ in that in each case they had exercise prices that were above the $1.18 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2007 and therefore had no realizable monetary value to the Named Executive Officers. See ‘‘Outstanding Equity Awards at Fiscal Year End.’’

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Year	Salary ($)	Bonus ($)	Stock Awards ($) (b)	Option Awards ($) (c)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (d)	All Other Compensation ($) (e)	Total ($)
David L. Kennedy	2007	1,305,000	800,000	261,881	226,654	—	61,278	41,212	2,696,025
President and Chief Executive Officer	2006	771,000	—	220,208	534,038	—	41,121	21,600	1,587,967
Alan T. Ennis	2007	397,212	180,000	110,508	5,468	—	11,198	22,688	727,074
Executive Vice President and Chief Financial Officer	2006	250,839	—	15,473	10,289	—	14,077	—	290,678
Robert K. Kretzman	2007	681,189	308,000	179,257	151,425	—	110,054	68,774	1,498,699
Executive Vice President, Human Resources Chief Legal Officer, General Counsel and Secretary	2006	571,393	—	254,806	340,702	—	115,555	54,081	1,336,537

(a)	For 2007 and 2006, the Company is reporting the compensation of Messrs. Kennedy, Ennis and Kretzman, its only executive officers during such periods.
(b)	The amounts set forth under the ‘‘Stock Awards’’ column reflect the expense required under SFAS No. 123(R) to be recognized by the Company during 2007 and 2006, excluding forfeiture assumptions, in respect of all restricted stock awards held by the Named Executive Officers, including awards granted prior to 2007, some of which were unvested at December 31, 2007. The accounting principles and related assumptions used by the Company in calculating the expenses for such awards under SFAS No. 123(R) are set forth in Note 13 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC on March 5, 2008 (the ‘‘2007 Form 10-K’’). The restricted shares granted to the Named Executive Officers during 2007 pursuant to the Stock Plan are discussed below under ‘‘Grants of Plan-Based Awards’’ in this Proxy Statement, below.
(c)	The amounts set forth under the ‘‘Option Awards’’ column reflect the expense required under SFAS No. 123(R) to be recognized by the Company during 2007 and 2006, excluding forfeiture assumptions, in respect of all outstanding option awards held by the Named Executive Officers and reflect awards granted prior to 2007, some of which were unvested at December 31, 2007. The accounting principles and related assumptions used by the Company in calculating the expenses for such awards under SFAS No. 123(R) are set forth in Note 13 to the consolidated financial statements in the 2007 Form 10-K.

The Named Executives were not awarded any stock options during 2007. As of December 31, 2007, all stock options held by the Named Executive Officers had a strike price that was above the $1.18 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2007. The lowest exercise price of any options held by the Named Executive Officers is $2.55 per share. Accordingly, all of the stock options held by the Named Executive Officers had no realizable monetary value at December 31, 2007.

(d)	The Company used September 30th as its pension plan measurement date for financial statement reporting purposes with respect to the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC on March 13, 2007 (the ‘‘2006 Form 10-K’’). The Company used December 31st as its pension plan measurement date for financial statement reporting purposes with respect to the audited financial statements included in the 2007 Form 10-K. Accordingly, the amounts under the ‘‘Change in Pension Value and Nonqualified Deferred Compensation Earnings’’ column have been calculated based on the aggregate change in actuarial present value of the Named Executive Officers’ accumulated benefit under the Retirement Plan and the Pension Equalization Plan from September 30, 2005 to September 30, 2006, for 2006, and from September 30, 2006 to December 31, 2007 annualized to reflect 12 months, for 2007, based on the assumptions, with respect to 2006, as set forth in Note 11 to the consolidated financial statements in the 2006 Form 10-K, and, with respect to 2007, the assumptions set forth in Note 11 to the consolidated financial statements in the 2007 Form 10-K. These amounts have been calculated based on normal retirement age of 65 as specified in the Retirement Plan and Pension Equalization Plan. The Pension Equalization Plan is a non-qualified and unfunded plan.
•	For Mr. Kennedy, this amount includes $9,076 and $12,130 under the Retirement Plan and $52,202 and $28,991 under the Pension Equalization Plan for 2007 and 2006, respectively.
•	For Mr. Ennis, this amount includes $5,562 and $14,077 under the Retirement Plan and $5,636 and nil under the Pension Equalization Plan for 2007 and 2006, respectively.
•	For Mr. Kretzman, this amount includes $26,793 and $38,934 under the Retirement Plan and $83,261 and $76,621 under the Pension Equalization Plan for 2007 and 2006, respectively. Mr. Kretzman’s employment agreement provides that he is entitled to receive a retirement benefit at age 60, calculated under the Retirement Plan and Pension Equalization Plan without regard to any early retirement reductions. The aggregate change in the actuarial present value of Mr. Kretzman’s accumulated benefit calculated under the Retirement Plan based on retirement at age 60 is $33,566, and the aggregate change in the actuarial present value of Mr. Kretzman’s accumulated benefit calculated under the Pension Equalization Plan based on retirement at age 60 is $171,309.
(e)	Mr. Kennedy. The amounts shown under All Other Compensation for Mr. Kennedy include: (i) payments of $15,058 and $15,000 in respect of a car allowance, for 2007 and 2006, respectively; (ii) $19,404 in imputed income arising from premiums paid or reimbursed by the Company in respect of life insurance for 2007; and (iii) $6,750 and $6,600 in matching contributions under the 401(k) Plan for 2007 and 2006, respectively.
Mr. Ennis. The amounts shown under All Other Compensation for Mr. Ennis include:
•	$22,688 in other compensation for 2007, consisting of: (i) $15,058 in respect of a car allowance for 2007; (ii) $90 in reimbursement of fees for tax preparation software; (iii) $790 in respect of life insurance premiums for 2007; and (iv) $6,750 in matching contributions under the 401(k) Plan for 2007.
Mr. Kretzman. The amounts shown under All Other Compensation for Mr. Kretzman include:
•	$15,060 and $13,490 in tax gross ups for 2007 and 2006, respectively, consisting of: (i) $10,700 and $11,470 in connection with imputed income arising from personal use of a Company automobile for 2007 and 2006, respectively; and (ii) $4,360 and $2,020 in connection with imputed income arising from premiums paid or reimbursed by the Company in respect of life insurance for 2007 and 2006, respectively; and
•	$53,714 and $40,591 in other compensation for 2007 and 2006, respectively, consisting of: (i) $15,019 and $16,101 in respect of use of a Company automobile for 2007 and 2006, respectively; (ii) $16,800 and $14,827 in premiums under the Company’s Executive Medical Plan for 2007 and 2006, respectively; (iii) $6,987 and $3,063 in imputed income in respect of life insurance premiums for 2007 and 2006, respectively; (iv) $6,658 in reimbursements for payroll deductions for supplemental life insurance for 2007; (v) $1,500 in reimbursement of fees for tax preparation services for 2007; and (vi) $6,750 and $6,600 in respect of matching contributions under the 401(k) Plan, for 2007 and 2006, respectively.

Employment Agreements and Payments Upon Termination and Change of Control

Each of Messrs. Kennedy, Ennis and Kretzman has an executive employment agreement with Products Corporation.

Mr. Kennedy

Mr. Kennedy’s employment agreement (as amended and restated, his ‘‘employment agreement’’) contains the following principal terms: The employment agreement provides that he will serve as President and Chief Executive Officer at a base salary of not less than his current base salary, with a target bonus of 100% of his base salary and a maximum bonus of 150% of his base salary. As previously noted, the 2007 Bonus Program was funded at 50% of target in order to improve cash flow.

Products Corporation may terminate Mr. Kennedy’s employment agreement effective two years after written notice of non-extension of the agreement, and Mr. Kennedy may terminate his employment agreement at any time upon 60 days’ prior written notice. During any period that his employment continues after termination or expiration of the term of his employment agreement, Mr. Kennedy would be deemed an employee at will and would be eligible for severance under Products Corporation’s Executive Severance Policy (see —‘‘Executive Severance Policy’’), provided that the severance period for Mr. Kennedy shall not be less than 24 months. Mr. Kennedy’s employment agreement also provides ‘‘double trigger’’ separation benefits in the event he is terminated without ‘‘cause’’ after a ‘‘change of control’’ (see —‘‘Change of Control Payments,’’ below).

Under his employment agreement, Mr. Kennedy is eligible to participate in fringe benefit programs made available to other executives of Mr. Kennedy’s level and in such other plans and programs and in such perquisites as may be generally made available to senior executives of the Company of Mr. Kennedy’s level, including a car allowance and financial planning and tax preparation assistance. Mr. Kennedy’s employment agreement also provides for protection of Company confidential information and includes a non-compete obligation.

Mr. Kennedy’s employment agreement provides that, in the event of termination of employment by Mr. Kennedy for any material breach by the Company of any of its obligations under his employment agreement, or by the Company (otherwise than for ‘‘cause’’ as defined in the employment agreement or for disability), Mr. Kennedy would be entitled to the greater of (i) severance and benefits continuation pursuant to the Executive Severance Policy (see —‘‘Executive Severance Policy’’) (provided that the severance period for Mr. Kennedy shall not be less than 24 months) or (ii) continued payments of base salary throughout the term, payment of prorated target bonus, if and to the extent bonuses are payable to executives under the Executive Bonus Plan for that year based upon achievement of objectives, continued participation in the Company’s life insurance plan, subject to a limit of two years, and medical plans, subject to the terms of such plans, throughout the term or until Mr. Kennedy is covered by like plans of another company, and continued participation in other perquisites of the Company in which Mr. Kennedy was entitled to participate during the severance period.

Estimated termination benefits if Mr. Kennedy’s employment with the Company had terminated without ‘‘cause’’ on December 31, 2007 would be: (a) two times Mr. Kennedy’s base salary at December 31, 2007 of $1,300,000 per year; (b) $650,000, representing Mr. Kennedy’s 2007 target bonus; (c) 24 months of basic life insurance at a total cost to the Company of approximately $13,260 (based on 2008 rates); and (d) 24 months of car allowance at a total cost to the Company of approximately $30,000. Mr. Kennedy does not currently participate in the Company’s medical and dental plans. All of Mr. Kennedy’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Mr. Ennis

Mr. Ennis’ employment agreement (as amended and restated, his ‘‘employment agreement’’) contains the following principal terms: The employment agreement provides that Mr. Ennis will serve as the Company’s Executive Vice President and Chief Financial Officer at a base salary of not less than his current base salary, with a target bonus of 75% of his base salary and a maximum of 100% of his base salary, and that he shall be eligible to receive awards of stock options, restricted shares or other awards during the term under the Stock Plan. As previously noted, the 2007 Bonus Program was funded at 50% of target in order to improve cash flow.

Products Corporation may terminate Mr. Ennis’ employment agreement effective two years after written notice of non-extension of the agreement. During any period that his employment continues after the termination or expiration of the term of his employment agreement, Mr. Ennis would be deemed an employee at will and would be eligible for severance under Products Corporation’s Executive Severance Policy (see —‘‘Executive Severance Policy’’), provided that the severance period for Mr. Ennis shall not be less than 24 months. Mr. Ennis’ employment agreement also provides ‘‘double trigger’’ separation benefits in the event he is terminated without ‘‘cause’’ after a ‘‘change of control’’ (see —‘‘Change of Control Payments,’’ below).

Under his employment agreement, Mr. Ennis is eligible to participate in fringe benefit programs made available to other executives of Mr. Ennis’ level and in such other plans and programs and in such perquisites as may be generally made available to senior executives of the Company of Mr. Ennis’ level, including a car allowance and financial planning and tax preparation assistance. The employment agreement for Mr. Ennis also provides for protection of Company confidential information and includes a non-compete obligation.

Mr. Ennis’ employment agreement provides that, in the event of termination of employment by Mr. Ennis for any material breach by the Company of any of its obligations under his employment agreement or by the Company (otherwise than for ‘‘cause’’ as defined in Mr. Ennis’s employment agreement or disability), Mr. Ennis would be entitled to the greater of (i) severance, including participation in the Company’s medical plans, pursuant to the Executive Severance Policy (see —‘‘Executive Severance Policy’’) (provided that the severance period for Mr. Ennis shall not be less than 24 months) or (ii) continued payments of base salary throughout the term, payment of prorated target bonus, if and to the extent bonuses are payable to executives under the Executive Bonus Plan for that year based upon achievement of objectives, and continued participation in the Company’s life insurance plan, which life insurance coverage is subject to a limit of two years, and medical plans, subject to the terms of such plans throughout the term or until Mr. Ennis is covered by like plans of another company and continued participation in other perquisites of the Company in which Mr. Ennis was entitled to participate during the severance period.

Estimated termination benefits if Mr. Ennis had been terminated without ‘‘cause’’ on December 31, 2007 would be: (a) two times Mr. Ennis’s base salary at December 31, 2007 of $400,000; (b) $150,000, representing Mr. Ennis’ 2007 target bonus; (c) 24 months of basic life insurance coverage at a total cost to the Company of approximately $4,243 (based on 2008 rates); and (d) 24 months of car allowance at a total cost to the Company of approximately $30,000. Mr. Ennis does not currently participate in the Company’s medical and dental plans. All of Mr. Ennis’ severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Mr. Kretzman

Mr. Kretzman’s employment agreement (as amended and restated, his ‘‘employment agreement’’) provides the following principal terms: The employment agreement provides that he will serve as Executive Vice President, Human Resources, Chief Legal Officer and General Counsel, at a base salary of not less than his current base salary, with a target bonus of 75% of his base salary and a maximum of 100% of his base salary, and that he shall be eligible to receive awards of stock options, restricted shares or other awards during the term under the Stock Plan. As previously noted, the 2007 Bonus Program was funded at 50% of target in order to improve cash flow.

Products Corporation may terminate Mr. Kretzman’s employment agreement effective two years after written notice of non-extension of the agreement. During any period that his employment continues after the termination or expiration of the term of his employment agreement, Mr. Kretzman would be deemed an employee at will and would be eligible for severance under Products Corporation’s Executive Severance Policy (see —‘‘Executive Severance Policy’’), provided that the severance period for

Mr. Kretzman shall not be less than 24 months. Mr. Kretzman’s employment agreement also provides ‘‘double trigger’’ separation benefits in the event he is terminated without ‘‘cause’’ after a ‘‘change of control’’ (see —‘‘Change of Control Payments,’’ below).

Mr. Kretzman’s employment agreement provides (i) for participation in the Executive Bonus Plan and other executive benefit plans and perquisites on a basis equivalent to other senior executives of the Company generally, including a Company car, (ii) for Company-paid supplemental term life insurance coverage of two times Mr. Kretzman’s base salary and (iii) for a retirement benefit at age 60 without regard to the early retirement reductions he would otherwise be subject to under the Retirement Plan and Pension Equalization Plan. Mr. Kretzman’s employment agreement also provides for protection of Company confidential information and includes a non-compete obligation.

Mr. Kretzman’s employment agreement provides that, in the event of termination of employment by Mr. Kretzman for any material breach by the Company of any of its obligations under his employment agreement or for ‘‘good reason’’ (as defined in Mr. Kretzman’s employment agreement), or by the Company (otherwise than for ‘‘cause,’’ as defined in the employment agreement, or for disability), Mr. Kretzman would be entitled to the greater of (i) severance and benefits continuation pursuant to the Executive Severance Policy (see —‘‘Executive Severance Policy’’) (provided that the severance period for Mr. Kretzman shall not be less than 24 months) or (ii) continued payments of base salary throughout the term, payment of prorated target bonus, if and to the extent bonuses are payable to executives under the Executive Bonus Plan for that year based upon achievement of objectives, continued participation in the Company’s life insurance plan, subject to a limit of two years, and medical, dental and executive medical plans, subject to the terms of such plans, throughout the term or until Mr. Kretzman is covered by like plans of another company, and continued participation in other perquisites of the Company in which Mr. Kretzman would otherwise have been entitled to participate during the severance period.

Mr. Kretzman’s employment agreement also provides that, in the event Mr. Kretzman’s employment is terminated by the Company without ‘‘cause’’ or by Mr. Kretzman for ‘‘good reason,’’ all restricted stock and stock option awards held Mr. Kretzman would continue to vest in accordance with their terms as if Mr. Kretzman’s employment had not been terminated and he had remained employed by the Company, and those stock option awards would remain exercisable until the later of (i) one year after such existing option awards become 100% fully vested and exercisable or (ii) 18 months following Mr. Kretzman’s termination of employment, but in no event beyond the original option term of each such award; provided, however, that as consideration for continued vesting of any option awards or restricted stock awards, as described above, the non-solicitation and non-competition covenants in Mr. Kretzman’s employment agreement would remain in effect at least until the date that all existing equity awards are fully vested.

Estimated termination benefits if Mr. Kretzman had been terminated on December 31, 2007 would be: (a) two times Mr. Kretzman’s base salary at December 31, 2007 of $683,700; (b) $256,388, representing Mr. Kretzman’s 2007 target bonus; (c) 24 months of life insurance coverage at a total cost to the Company of approximately $29,292 (based on 2008 rates); (d) 24 months of group medical and dental insurance and executive medical coverage at a total cost to the Company of approximately $55,230 (based on 2008 rates); (e) 24 months of use of a Company automobile at a total cost to the Company of approximately $51,439 (based on 2007 cost); and (f) continued vesting of unvested restricted stock (575,001 restricted shares were unvested at December 31, 2007) and stock option awards outstanding on December 31, 2007, having a fair market value on such date of $678,501 (which does not include any value in respect of stock options which are allowed to continue vesting in accordance with their terms, as all of Mr. Kretzman’s options were ‘‘out-of-the-money’’ as of December 31, 2007 and had no realizable monetary value), based on the $1.18 per share NYSE closing price of the Company’s Class A common stock on such date. All of Mr. Kretzman’s severance payments are conditional on his full compliance with the Company’s comprehensive agreement as to confidentiality and non-competition during any severance period.

Change of Control Payments

Each of Messrs. Kennedy’s, Ennis’ and Kretzman’s employment agreements provides that, in the event of any ‘‘change of control,’’ the terms of their employment agreements would be extended for an additional 24 months from the effective date of any such ‘‘change of control.’’ Each of their employment agreements also provides that if, within this 24-month period, the executive were to terminate his employment with the Company for ‘‘good reason’’ or if the Company were to terminate the executive’s employment other than for ‘‘cause,’’ he would receive: (i) a lump-sum payment equal to two times the sum of (a) the executive’s base salary and (b) the executive’s average gross bonus earned over the five calendar years prior to termination; and (ii) 24 months of continuation of all fringe benefits then provided to the executive or, in lieu of such benefits, a lump-sum cash payment equal to the value of such benefits. Each of their employment agreements also provides that, in the event of a ‘‘change of control,’’ all then-unvested stock options and restricted shares held by them shall immediately vest and become fully exercisable.

The estimated benefits upon a ‘‘change of control’’ and subsequent termination for Mr. Kennedy, assuming his employment had terminated on December 31, 2007, would be: (a) two times his base salary at December 31, 2007 of $1,300,000; (b) two times his 5-year average bonus of $211,420 (which, for 2007, includes his target bonus before any discretionary amounts); (c) $13,500 in respect of the one-time costs to the Company of providing the equivalent of two years of contributions under the Company’s 401(k) Plan (based on 2007 Company matching contributions); (d) $130,000 in respect of two additional years of service credit under the Company’s Retirement Plan and Pension Equalization Plan; (e) 24 months of basic life insurance at a cost to the Company of approximately $13,260 (based on 2008 rates); (f) 24 months of car allowance at a cost to the Company of approximately $30,000; and (g) immediate vesting of unvested restricted stock (1,068,334 restricted shares were unvested at December 31, 2007) and stock option awards outstanding on December 31, 2007, having a fair market value on such date of $1,260,634 (which does not include any value in respect of vesting of stock options, as all of Mr. Kennedy’s options were ‘‘out-of-the-money’’ and had no realizable monetary value on December 31, 2007) based on the $1.18 per share NYSE closing price of the Company’s Class A common stock on such date). Mr. Kennedy does not currently participate in the Company’s medical and dental plans.

The estimated benefits upon a ‘‘change of control’’ and subsequent termination for Mr. Ennis, assuming his employment had terminated on December 31, 2007, would be: (a) two times his base salary at December 31, 2007 of $400,000; (b) two times his average bonus of $54,725 during the three years he has been eligible to receive a bonus (which, for 2007, includes his target bonus before any discretionary amounts); (c) $13,500 in respect of the one-time costs to the Company of providing the equivalent of two years of contributions under the Company’s 401(k) Plan (based on 2007 contributions); (d) $40,000 in respect of two additional years of service credit under the Company’s Retirement Plan and Pension Equalization Plan; (e) 24 months of basic life insurance at a total cost to the Company of approximately $4,243 (based on 2008 rates); (f) 24 months of car allowance at a total cost to the Company of approximately $30,000; and (g) immediate vesting of unvested restricted stock (408,750 restricted shares were unvested at December 31, 2007) and stock option awards outstanding on December 31, 2007, having a fair market value on such date of $482,325 (which does not include any value in respect of vesting of stock options, as all of Mr. Ennis’s options were ‘‘out-of-the-money’’ and had no realizable monetary value on December 31, 2007), based on the $1.18 per share NYSE closing price of the Company’s Class A common stock on such date). Mr. Ennis does not currently participate in the Company’s medical and dental plans.

The estimated benefits upon a ‘‘change of control’’ and subsequent termination for Mr. Kretzman, assuming his employment had terminated on December 31, 2007, would be: (a) two times his base salary at December 31, 2007 of $683,700; (b) two times his 5-year average bonus of $118,193 (which, for 2007, includes his target bonus before any discretionary amounts); (c) $13,500 in respect of the one-time costs to the Company of providing the equivalent of two years of contributions under the Company’s 401(k) Plan (based on 2007 Company matching contributions); (d) $168,900 in respect of two additional years of service credit under the Company’s Retirement Plan and Pension Equalization Plan; (e) 24 months of life insurance coverage at a total cost to the Company of approximately $29,292 (based on 2008 rates); (f) 24 months of group medical and dental insurance and executive medical coverage at a total cost to the Company of approximately $55,230 (based on 2008 rates); (g) 24 months of use of a Company automobile at a total cost to the Company of approximately $51,439 (based on 2007 cost); and (h) immediate vesting of unvested restricted stock (575,001 restricted shares were unvested at

December 31, 2007) and stock option awards outstanding on December 31, 2007 with a fair market value of $678,501 (which does not include any value in respect of vesting of stock options, as all of Mr. Kretzman’s stock options were ‘‘out-of-the-money’’ and had no realizable monetary value on December 31, 2007), based on the $1.18 per share NYSE closing price of the Company’s Class A common stock on such date).

Executive Severance Policy

The Revlon Executive Severance Pay Plan (the ‘‘Executive Severance Policy’’), as in effect on December 31, 2007, provides that upon termination of employment of eligible executive employees, including Messrs. Kennedy, Ennis and Kretzman, other than voluntary resignation by the executive or termination by Products Corporation for ‘‘good reason,’’ in consideration for the executive’s execution of a release and confidentiality agreement and the Company’s standard employee non-competition agreement, the eligible executive may be eligible to receive a number of months of separation pay in bi-weekly installments based upon such executive’s grade level and years of service, reduced by the amount of any statutory termination payments received by such executive during the severance period and, in certain circumstances, by the actuarial value of enhanced pension benefits received by the executive, as well as continued participation in medical and certain other benefit plans for the severance period. Pursuant to the Executive Severance Policy, upon meeting the conditions set forth in such policy, as of December 31, 2007, Messrs. Kennedy, Ennis and Kretzman could be entitled to severance pay of up to 21, 18 and 22 months of base salary, respectively, at the base salary rate in effect on the date of employment termination, plus continued participation in the medical and dental plans for the same respective periods on the same terms as active employees, provided that under each of Messrs. Kennedy’s, Ennis’ and Kretzman’s employment agreements, the severance period is at least 24 months. Any compensation and benefits to which Messrs. Kennedy, Ennis or Kretzman would be eligible to receive upon termination pursuant to the terms of their employment agreements or the Executive Severance Policy would be subject to applicable restrictions of the Code, if any, including, without limitation, Section 409A of the Code and related regulations.

GRANTS OF PLAN-BASED AWARDS

During 2007, the Named Executive Officers received the Awards of restricted stock under the Stock Plan as set forth below. None of the Named Executive Officers received awards of stock options during 2007. Grant date fair values reflect the number of shares of restricted stock (all of which are currently unvested) times $1.25, which was the NYSE closing market price of the Company’s Class A Common Stock on the December 10, 2007 grant date. Additionally, based on the $1.18 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2007, the fair value for the awards at year end would be less than on the grant date, at $985,300, $413,000 and $531,000 for Messrs. Kennedy, Ennis and Kretzman, respectively.

Name (a)	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Grant Date Fair Value of Stock and Option Awards ($)
David L. Kennedy	December 10, 2007	835,000	—	1,043,750
President and Chief Executive Officer
Alan T. Ennis	December 10, 2007	350,000	—	437,500
Executive Vice President and Chief Financial Officer
Robert K. Kretzman	December 10, 2007	450,000	—	562,500
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

(a)	None of the Named Executive Officers received awards of stock options during 2007.

On December 10, 2007, the Compensation Committee granted shares of restricted Class A Common Stock to approximately 460 employees under the Stock Plan, including each of Messrs. Kennedy, Ennis and Kretzman. Each of these awards was previously publicly reported on a Form 4 filed with the SEC on December 11, 2007. All of the restricted shares granted to Messrs. Kennedy, Ennis and Kretzman vest as to one-third of the shares on each of January 2, 2009, January 2, 2010 and January 2, 2011, or in full upon any ‘‘change of control.’’ No dividends will be paid on the unvested restricted stock granted in 2007 to Messrs. Kennedy, Ennis and Kretzman. On December 31, 2007, all of these shares were unvested and therefore had no realizable monetary value as of that date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity Awards granted to the Named Executive Officers during 2007 and awards granted during previous years under the Company’s Stock Plan, in each case which remained outstanding as of December 31, 2007. Since the $1.18 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2007 was lower than the exercise price for all options outstanding on December 31, 2007, all of the stock options held by the Named Executive Officers had no realizable monetary value as of December 31, 2007.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (a)	Number of Securities Underlying Unexercised Options (#) Unexercisable (a)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (b)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
David L. Kennedy	150,000	—	—	4.96	6/21/2012	1,068,334	1,260,634	—	—
President and Chief	50,000	—	—	3.06	4/22/2013
Executive Officer	1,493,000	—	—	3.03	4/14/2011
	67,500	67,500	—	2.55	3/07/2012
Alan T. Ennis	10,000	10,000	—	2.88	3/31/2012	408,750	482,325	—	—
Executive Vice President and Chief Financial Officer
Robert K. Kretzman	7,500	—		34.00	1/08/2008	575,001	678,501	—	—
EVP, Human	8,000	—		15.00	2/12/2009
Resources, Chief	10,000	—		24.125	5/17/2009
Legal Officer,	20,000	—		7.0625	5/22/2010
General Counsel	15,000	—		5.66	6/18/2011
and Secretary	50,000	—		3.78	9/17/2012
	955,000	—		3.03	4/14/2011
	60,000	60,000		2.55	3/07/2012

(a)	Grant dates and vesting for options listed in the table are as follows:
•	Mr. Kennedy:
•	Mr. Kennedy was granted 150,000 stock options at an exercise price of $4.96 per share on June 21, 2002. The options vested 25% on each anniversary of the grant date and were fully vested on June 21, 2006.
•	Mr. Kennedy was granted 50,000 stock options at an exercise price of $3.06 per share on April 22, 2003. The options vested 25% on each anniversary of the grant date and were fully vested on April 22, 2007.
•	Mr. Kennedy was granted 1,493,000 stock options at an exercise price of $3.03 per share on April 14, 2004. The options vested 25% on December 31 of each year, beginning December 31, 2004, and were fully vested on December 31, 2007.
•	Mr. Kennedy was granted 135,000 stock options at an exercise price of $2.55 per share on March 7, 2005. The options vest 25% on each anniversary of the grant date. As of December 31, 2007, 67,500 of these options had vested and 67,500 were unvested.

•	Mr. Ennis:
•	Mr. Ennis was granted 20,000 stock options at an exercise price of $2.88 per share on March 31, 2005. The options vest 25% on each anniversary of the grant date. As of December 31, 2007, 10,000 of these options had vested and 10,000 were unvested.
•	Mr. Kretzman:
•	Mr. Kretzman was granted 7,500 stock options at an exercise price of $34.00 per share on January 8, 1998. The options vested 25% on each anniversary of the grant date and were fully vested on January 8, 2002. These options expired on January 8, 2008 (after December 31, 2007).
•	Mr. Kretzman was granted 8,000 stock options at an exercise price of $15.00 per share on February 12, 1999. 100% of the options vested on February 12, 2000.
•	Mr. Kretzman was granted 10,000 stock options at an exercise price of $24.125 per share on May 17, 1999. The options vested 25% on each anniversary of the grant date and were fully vested on May 17, 2003.
•	Mr. Kretzman was granted 20,000 stock options at an exercise price of $7.0625 per share on May 22, 2000. The options vested 25% on each anniversary of the grant date and were fully vested on May 22, 2004.
•	Mr. Kretzman was granted 15,000 stock options at an exercise price of $5.66 per share on June 18, 2001. The options vested 25% on each anniversary of the grant date and were fully vested on June 18, 2005.
•	Mr. Kretzman was granted 50,000 stock options at an exercise price of $3.78 per share on September 17, 2002. One third of these options vested on each anniversary of the grant date and were fully vested on September 17, 2005.
•	Mr. Kretzman was granted 955,000 stock options at an exercise price of $3.03 per share on April 14, 2004. The options vested 25% on December 31 of each year, beginning December 31, 2004, and were fully vested on December 31, 2007.
•	Mr. Kretzman was granted 120,000 stock options at an exercise price of $2.55 per share on March 7, 2005. The options vest 25% on each anniversary of the grant date. As of December 31, 2007, 60,000 of these options had vested and 60,000 were unvested.
(b)	The market value of the restricted shares identified in the table above is based on the $1.18 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2007. None of the restricted stock granted to the executives has any dividend rights.
•	Mr. Kennedy:
•	Mr. Kennedy was granted 50,000 shares of restricted stock on June 21, 2002. 100% of these shares were vested on June 18, 2004.
•	Mr. Kennedy was granted 195,000 shares of restricted stock on April 14, 2004. 100% of these shares were vested on April 14, 2007.
•	Mr. Kennedy was granted 350,000 shares of restricted stock on November 16, 2006. One-third of these shares vest on each anniversary of the grant date. As of December 31, 2007, 116,666 of these shares had vested.
•	Mr. Kennedy was granted 835,000 shares of restricted stock on December 10, 2007. One-third of these shares vest on January 2, 2009, January 2, 2010 and January 2, 2011. As of December 31, 2007, none of these shares had vested.
•	Mr. Ennis:
•	Mr. Ennis was granted 110,000 shares of restricted stock on November 16, 2006. 43,750 of these shares vested on July 2, 2007, 7,500 of these shares vested on November 16, 2007 and 21,875 of these shares vested on January 2, 2008 (after December 31, 2007). 21,875 of these shares vest on July 1, 2008, 7,500 of these shares vest on November 16, 2008 and 7,500 of these shares vest on November 16, 2009. As of December 31, 2007, 51,250 of these shares had vested.
•	Mr. Ennis was granted 350,000 shares of restricted stock on December 10, 2007. One-third of these shares vest on January 2, 2009, January 2, 2010 and January 2, 2011. As of December 31, 2007, none of these shares had vested.
•	Mr. Kretzman:
•	Mr. Kretzman was granted 35,000 shares of restricted stock on June 18, 2001. 100% of these shares were vested on June 18, 2004.
•	Mr. Kretzman was granted 40,000 shares of restricted stock on September 17, 2002. 100% of these shares were vested on September 17, 2005.
•	Mr. Kretzman was granted 240,000 shares of restricted stock on April 14, 2004. 100% of these shares were vested on April 14, 2007.
•	Mr. Kretzman was granted 187,500 shares of restricted stock on November 16, 2006. 62,499 of these shares vested on November 16, 2007, 62,500 of these shares vest on November 16, 2008 and 62,501 of these shares vest on November 16, 2009. As of December 31, 2007, 62,499 of the shares had vested.
•	Mr. Kretzman was granted 450,000 shares of restricted stock on December 10, 2007. One-third of these shares vest on January 2, 2009, January 2, 2010 and January 2, 2011. As of December 31, 2007, none of these shares had vested.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth the value of restricted stock held by the Named Executive Officers which vested during 2007, with the value determined by multiplying the number of shares that vested by the NYSE closing market price of the Company’s Class A Common Stock on the vesting date. Year-end values of restricted stock that vested during 2007, based on the $1.18 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2007, were $214,366, $60,475 and $168,149 for Messrs. Kennedy, Ennis and Kretzman, respectively.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (a)
David L. Kennedy	—	—	181,666	203,999
President and Chief Executive Officer
Alan T. Ennis	—	—	51,250	68,475
Executive Vice President and Chief Financial Officer
Robert K. Kretzman	—	—	142,499	163,499
Executive Vice President, Human Resources Chief Legal Officer, General Counsel and Secretary

(a)	The aggregate dollar amount realized upon the vesting of restricted shares was computed by multiplying the number of shares of restricted stock that vested during 2007 by the NYSE closing price of the Company’s Class A Common Stock on the respective vesting dates. The SFAS No. 123(R) expense incurred by the Company with respect to the 2007 fiscal year in connection with these shares is reflected in the ‘‘Stock Awards’’ column of the Summary Compensation Table.
•	Mr. Kennedy had 65,000 shares of restricted stock vest on April 14, 2007. Of this amount, 24,570 shares were withheld by the Company to cover tax withholding obligations. The NYSE closing market price of the Company’s Class A Common Stock on April 13, 2007 (there was no trading on April 14, 2007) was $1.20 per share. Mr. Kennedy had 116,666 shares of restricted stock vest on November 16, 2007. Of this amount, 44,100 shares were withheld by the Company to cover tax withholding obligations. The NYSE closing market price of the Company’s Class A Common Stock on November 16, 2007 was $1.08 per share. Based on the year-end $1.18 per share NYSE closing market price of the Company’s Class A Common Stock, the value of Mr. Kennedy’s stock awards that vested during 2007 was $214,366 on December 31, 2007.
•	Mr. Ennis had 43,750 shares of restricted stock vest on July 2, 2007. Of this amount, 14,788 shares were withheld by the Company to cover tax withholding obligations. The NYSE closing market price of the Company’s Class A Common Stock on July 2, 2007 was $1.38 per share. Mr. Ennis had 7,500 shares of restricted stock vest on November 16, 2007. Of this amount, 2,535 shares were withheld by the Company to cover tax withholding obligations. The NYSE closing market price of the Company’s Class A Common Stock on November 16, 2007 was $1.08 per share. Based on the year-end $1.18 per share NYSE closing market price of the Company’s Class A Common Stock, the value of Mr. Ennis’ stock awards that vested during 2007 was $60,475 on December 31, 2007.
•	Mr. Kretzman had 80,000 shares of restricted stock vest on April 14, 2007. Of this amount, 27,040 shares were withheld by the Company to cover tax withholding obligations. The NYSE closing market price of the Company’s Class A Common Stock on April 13, 2007 (there was no trading on April 14, 2007) was $1.20 per share. Mr. Kretzman had 62,499 shares of restricted stock vest on November 16, 2007. Of this amount, 21,126 shares were withheld by the Company to cover tax withholding obligations. The NYSE closing market price of the Company’s Class A Common Stock on November 16, 2007 was $1.08 per share. Based on the year-end $1.18 per share NYSE closing market price of the Company’s Class A Common Stock, the value of Mr. Kretzman’s stock awards that vested during 2007 was $168,149 on December 31, 2007.

PENSION BENEFITS

The following table shows, as of December 31, 2007 (the pension plan measurement date used for financial statement reporting purposes with respect to the audited financial statements included in the Company’s 2007 Form 10-K), the number of years of credited service, and the present value of accumulated benefit and payments during the last fiscal year, with respect to each Named Executive Officer under the Retirement Plan and the Pension Equalization Plan, as described below.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (a)	Payments During 2007 ($)
David L. Kennedy	Retirement Plan	5.50	65,772	—
President and Chief Executive Officer	Pension Equalization Plan	5.50	163,912	—
Alan T. Ennis	Retirement Plan	2.75	21,029	—
Executive Vice President and Chief Financial Officer	Pension Equalization Plan	2.75	7,047
Robert K. Kretzman	Retirement Plan	19.42	385,832	—
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary	Pension Equalization Plan	19.42	887,370	—

(a)	The amounts set forth in the Pension Benefits table are based on the assumptions set forth in Note 11 to the consolidated financial statements in the 2007 Form 10-K. These amounts have been calculated based on normal retirement age of 65 as specified in the Retirement Plan and Pension Equalization Plan. Mr. Kretzman’s employment agreement provides that he is entitled to receive a retirement benefit at age 60, calculated under the Retirement Plan and Pension Equalization Plan without regard to any early retirement reductions. The present value of Mr. Kretzman’s accumulated benefit calculated under the Retirement Plan based on retirement at age 60 is $409,776, and the present value of Mr. Kretzman’s accumulated benefit calculated under the Pension Equalization Plan based on retirement at age 60 is $1,539,923. The Pension Equalization Plan is a non-qualified and unfunded plan.

The Retirement Plan is intended to be a tax qualified defined benefit plan. Benefits under the non-cash balance program of the Retirement Plan (the ‘‘Non-Cash Balance Program’’) are a function of service and final average compensation. The Non-Cash Balance Program is designed to provide an employee having 30 years of credited service with an annuity generally equal to 52% of final average compensation less 50% of estimated individual Social Security benefits. Final average compensation is defined as average annual base salary and bonus (but not any part of bonuses in excess of 50% of base salary) during the five consecutive calendar years in which base salary and bonus (but not any part of bonuses in excess of 50% of base salary) were highest out of the last 10 years prior to retirement or earlier termination. Participants in the Non-Cash Balance Program are eligible for early retirement upon the later of the date that they reach age 55 or complete 10 years of service. The amount payable upon early retirement is calculated based on the normal retirement benefit calculation under the Non-Cash Balance Program, reduced by ½% for each month that benefits start before the normal retirement date of age 65 (or 6% for each full year of retirement). As of December 31, 2007, Mr. Kretzman was eligible for early retirement under the Non-Cash Balance Program. Except as otherwise indicated, credited service includes all periods of employment with the Company or a subsidiary prior to retirement or earlier termination. Messrs. Kennedy and Ennis do not participate in the Non-Cash Balance Program.

Effective January 1, 2001, Products Corporation amended the Retirement Plan to provide for a cash balance program under the Retirement Plan (the ‘‘Cash Balance Program’’). Under the Cash Balance Program, eligible employees will receive quarterly pay credits to an individual cash balance bookkeeping account equal to 5% of their base salary and bonus (but not any part of bonuses in excess of 50% of base salary for the year) for the previous quarter. Interest credits, which commenced June 30, 2001, are allocated quarterly (based on the yield of the 30-year Treasury bill for November of the preceding calendar year). Employees who as of January 1, 2001 were at least age 45, had 10 or more years of service with the Company and whose age and years of service totaled at least 60, including Mr. Kretzman, were ‘‘grandfathered’’ and continue to participate in the Non-Cash Balance Program under the same retirement formula described in the preceding paragraph. All other eligible employees had their benefits earned (if any) under the Non-Cash Balance Program ‘‘frozen’’ on December 31, 2000 and began to participate in the Cash Balance Program on January 1, 2001. The ‘‘frozen’’ benefits will be payable at normal retirement age and will be reduced if the employee elects early retirement. Any employee who, as of January 1, 2001, was at least age 40 but not part of the ‘‘grandfathered’’ group will, in addition to the ‘‘basic’’ 5% quarterly pay credits, receive quarterly ‘‘transition’’ pay credits of 3% of compensation each year for up to 10 years or until he/she leaves employment with the Company, whichever is earlier. Messrs. Kennedy and Ennis participate in the Cash Balance Program. As they were not employed by the Company on January 1, 2001 (the date on which a ‘‘transition’’ employee was determined), Messrs. Kennedy and Ennis are eligible to receive only basic pay credits.

The Retirement Plan and Pension Equalization Plan each provided that employees vest in their benefits after they have completed five years of service with the Company or an affiliate of the Company. Effective January 1, 2008, the years of service threshold for vesting was reduced to three years of service, from five, as required by the Pension Protection Act. Mr. Kennedy became vested in his benefits in September 2007; Mr. Kretzman, who has 19 years of service, is vested in these benefits; and Mr. Ennis was not yet vested in his benefits under the Pension Plan or the Pension Equalization Plan as of December 31, 2007, but, following the change in years of service vesting, Mr. Ennis became fully vested in these benefits in March 2008.

The Employee Retirement Income Security Act of 1974, as amended, places certain maximum limitations upon the annual benefit payable under all qualified plans of an employer to any one individual. In addition, the Code limits the annual amount of compensation that can be considered in determining the level of benefits under qualified plans. The Pension Equalization Plan, as amended, is a non-qualified and unfunded benefit arrangement designed to provide for the payment by the Company of the difference, if any, between the amount of such maximum limitations and the annual benefit that would be payable under the Retirement Plan (including the Non-Cash Balance Program and the Cash Balance Program) but for such limitations, up to a combined maximum annual straight life annuity benefit at age 65 under the Retirement Plan and the Pension Equalization Plan of $500,000. Benefits provided under the Pension Equalization Plan are conditioned on the participant’s compliance with his or her non-competition agreement and on the participant not competing with Products Corporation for one year after termination of employment.

NON-QUALIFIED DEFERRED COMPENSATION

The only non-qualified deferred compensation plan in which any of the Company’s Named Executive Officers participated is the unfunded Excess Savings Plan, which plan was frozen to new contributions on December 31, 2004. Amounts shown in the table below reflect amounts deferred from compensation and Company matching contributions prior to December 31, 2004, as well as investment returns from December 31, 2004 through December 31, 2007.

Name	Executive Contributions in 2007 ($)	Registrant Contributions in 2007 ($)	Aggregate Earnings in 2007 ($) (a)	Aggregate Withdrawals/ Distributions ($) (b)	Aggregate Balance at 12/31/07 ($)
Robert K. Kretzman	—	—	(43)	—	87,447
Executive Vice President, Human Resources, Chief Legal Officer, General Counsel and Secretary

(a)	Amounts reported under Aggregate Earnings in 2007 are not reported in the Summary Compensation Table. These amounts represent market returns on Mr. Kretzman’s investments under the Excess Savings Plan.

Prior to December 31, 2004, the Company allowed employees to contribute to and matched employee contributions in the Excess Savings Plan. Contributions to the Excess Savings Plan were frozen on December 31, 2004. The Excess Savings Plan provides for the same investment choices as are available in the Company’s 401(k) Plan. The Excess Savings Plan does not provide for above-market returns. Payments of participant balances under the Excess Savings Plan commence as soon as practicable after termination of a participant’s employment and may be paid in annual installments over a period of 10 years, over a period of less than 10 years or as a single lump sum payment.

DIRECTOR COMPENSATION

The following Director Compensation table shows all compensation paid by the Company to its Directors in respect of 2007. The director compensation table below includes, under the columns ‘‘Stock Awards’’ and ‘‘Option Awards,’’ the expense required to be recognized by the Company pursuant to SFAS No. 123(R) during 2007 (excluding forfeiture assumptions) in respect of outstanding restricted stock and option awards to the Directors listed below, which include awards granted in years prior to 2007. In all cases, option awards outstanding as of December 31, 2007 were ‘‘out-of-the-money,’’ in that in each case they had exercise prices that were above the $1.18 per share NYSE closing market price of the Company’s Class A Common Stock on December 31, 2007 and therefore had no realizable monetary value to the Directors listed below.

Name (a)	Fiscal Year	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c) (d)	Option Awards ($) (c) (e)	All Other Compensation ($) (f)	Total ($)
Alan S. Bernikow	2007	76,000	13,276	10,798	26,000	126,074
Paul J. Bohan	2007	62,000	13,276	9,962	—	85,238
Meyer Feldberg	2007	75,000	13,276	9,962	—	98,238
Edward J. Landau	2007	77,000	13,276	9,962	26,000	126,238
Debra L. Lee	2007	47,000	13,276	—	—	60,276
Linda Gosden Robinson	2007	45,000	13,276	9,962	—	68,238
Kathi P. Seifert	2007	60,500	13,276	—	—	73,776
Kenneth L. Wolfe	2007	51,000	13,276	9,962	—	74,238

(a)	See —‘‘Summary Compensation Table’’ regarding compensation paid during the fiscal year to David L. Kennedy in his role as the Company’s President and Chief Executive Officer. Messrs. Kennedy, Perelman and Schwartz did not receive any compensation for their service as Directors for 2007.
(b)	During 2007, Directors who were not receiving compensation as officers or employees of the Company or any of its affiliates (‘‘Non-Employee Directors’’) were paid an annual retainer fee of $35,000, payable in quarterly installments, and a fee of $1,000 for each meeting of the Board of Directors or any committee (other than the Audit Committee) that they attend. In recognition of the increased responsibilities that have arisen as a result of the passage of the Sarbanes-Oxley Act of 2002 and revised SEC and NYSE rules, and based upon the advice of Mercer, during 2007, members of the Audit Committee were paid an annual Audit Committee retainer fee of $10,000, in addition to the aforementioned annual retainer fee for Board membership, and a per meeting fee of $1,500 for each meeting of the Audit Committee that they attend. During 2007, Non-Employee Directors who served as chairman of the Audit Committee, Governance Committee and Compensation Committee each received an annual retainer fee of $10,000 per annum, in addition to any other retainer or meeting fees they receive. In March 2008, the Board of Directors, based upon the recommendation of the Compensation Committee and Mercer (which noted that the annual retainer and meeting fees for Directors were below median competitive levels), modified the above structure by increasing the annual Board retainer fee to $50,000 and the per meeting fee to $1,500 for all Board and Committee meetings attended, effective from and after the 2008 Annual Meeting. The per meeting fee for Products Corporation’s Board meetings was also increased to $1,500, from $1,000, effective from and after the 2008 Annual Meeting.
(c)	The Compensation Committee determines a maximum face value of an annual equity award for each Non-Employee Director (which face value amount, under the terms of the Company’s Stock Plan, cannot exceed $100,000 in any given year), with the face value amount of the grant being divided by the NYSE closing market price of the Company’s Class A Common Stock on the date of grant to determine the number of equity awards to be granted to each Non-Employee Director. In December 2007, the Compensation Committee based upon management’s recommendation and after consultation with Mercer, approved Awards of 25,000 shares of restricted stock to each of the

Company’s Non-Employee Directors (the ‘‘2007 Director Restricted Stock Grants’’). The 2007 Director Restricted Stock Grants were granted as part of the annual compensation program for Board members.
(d)	The amounts set forth under the ‘‘Stock Awards’’ column reflect the expense required under SFAS No. 123(R) to be recognized by the Company with respect to fiscal year 2007, excluding forfeiture assumptions, in respect of all outstanding restricted stock awards held by the Non-Employee Directors (including the 2007 Director Restricted Stock Grants, all of which were unvested at December 31, 2007) and include awards granted in respect of years prior to 2007, some of which were unvested at December 31, 2007. The accounting principles and related assumptions used by the Company in calculating the expenses for such awards under SFAS No. 123(R) are set forth in Note 13 to the consolidated financial statements in the 2007 Form 10-K. As noted above, each Non-Employee Director was granted 25,000 shares of restricted stock on December 10, 2007, which they each held at December 31, 2007. The grant date fair value of these restricted stock awards, based on the $1.25 NYSE closing market price of the Company’s Class A Common Stock on the December 10, 2007 grant date, was $31,250 per Director grant. These shares vest as to one-third of the total award on January 2, 2009, January 2, 2010 and January 2, 2011. On December 31, 2007, all of these shares were unvested and therefore had no realizable monetary value as of that date.
(e)	The amounts set forth under the ‘‘Option Awards’’ column reflect the expense required under SFAS No. 123(R) to be recognized by the Company with respect to fiscal year 2007, excluding forfeiture assumptions, in respect of all outstanding option awards held by the Non-Employee Directors and reflect awards granted in respect of years prior to 2007, some of which were unvested at December 31, 2007 (and all of which were ‘‘out-of-the-money’’ as of December 31, 2007). The accounting principles and related assumptions used by the Company in calculating the expenses for such awards under SFAS No. 123(R) are set forth in Note 13 to the consolidated financial statements included in the 2007 Form 10-K. As of December 31, 2007, Mr. Bernikow held 44,266 vested stock options, Messrs. Bohan and Wolfe held 36,766 vested stock options, each of Messrs. Feldberg and Landau and Ms. Robinson held 59,266 vested stock options, and Mses. Lee and Seifert held no stock options. All such options were ‘‘out-of-the-money’’ as of December 31, 2007.
(f)	The amounts shown under the ‘‘All Other Compensation’’ column reflect fees received by Messrs. Bernikow and Landau as members of Products Corporation’s (Revlon, Inc.’s wholly-owned operating subsidiary) Board of Directors. Messrs. Bernikow and Landau, as non-employee members of Products Corporation’s Board of Directors, were paid an annual retainer fee of $25,000 per annum and a meeting fee of $1,000 for each meeting of Products Corporation’s Board of Directors that they attended in 2007. Mr. Landau will not stand for re-election for Products Corporation’s Board of Directors in connection with his decision not to not stand for re-election to the Company’s Board of Directors. Messrs. Kennedy, Perelman and Schwartz also serve as members of Products Corporation’s Board of Directors, but receive no fees for such service.

OWNERSHIP OF COMMON STOCK

The following table sets forth, as of March 31, 2008 (unless otherwise noted), the number of shares of the Company’s Common Stock beneficially owned, and the percent so owned, by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director of the Company; (iii) the Chief Executive Officer during 2007 and each of the other Named Executive Officers during 2007; and (iv) all directors and Named Executive Officers of the Company during 2007 as a group. The number of shares owned are those beneficially owned, as determined under the applicable rules of the SEC for the purposes of this Proxy Statement, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of Common Stock as to which a person has sole or shared voting power or investment power and any shares of Common Stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement. Certain of the shares listed as beneficially owned are pursuant to stock options which were all ‘‘out-of-the-money’’ as of such date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Ronald O. Perelman 35 E. 62nd St.	279,157,040 (Class A) 31,250,000 (Class B)(1)	60.5% (Class A and Class B combined)
New York, NY 10065		57.9% (Class A) 100% (Class B)
FMR LLC 82 Devonshire Street	65,535,710 (Class A)(2)	12.8% (Class A and Class B combined)
Boston MA 02109		13.6% (Class A)
Alan S. Bernikow	59,952 (Class A)(3)	*
Paul J. Bohan	52,452 (Class A)(4)	*
Alan T. Ennis	62,052 (Class A)(5)	*
Meyer Feldberg	74,952 (Class A)(6)	*
David L. Kennedy	2,327,873(Class A)(7)	*
Robert K. Kretzman	1,408,713 (Class A)(8)	*
Edward J. Landau	75,086 (Class A)(9)	*
Debra L. Lee	8,333 (Class A)(10)	*
Linda Gosden Robinson	74,952 (Class A)(11)	*
Barry Schwartz	20,148 (Class A)	*
Kathi P. Seifert	131,413 (Class A)(12)	*
Kenneth L. Wolfe	67,452 (Class A)(13)	*
All Directors and Named
Executive Officers as a Group	283,520,418 (Class A)	60.9% (Class A and Class B
(13 Persons)	31,250,000 (Class B)	combined) 58.5% (Class A) 100% (Class B)

*	Less than one percent.
(1)	Mr. Perelman beneficially owned, directly and indirectly through MacAndrews & Forbes, as of March 31, 2008, 279,157,040 shares of Class A Common Stock (including, among other shares, 45,616,141 shares of Class A Common Stock beneficially owned by a family member, with respect to which shares MacAndrews & Forbes holds a voting proxy, 3,135,000 shares held directly by Mr. Perelman and 1,225,000 shares that Mr. Perelman may acquire under vested options (which includes 300,000 option shares which will expire on April 27, 2008)). Mr. Perelman, through MacAndrews & Forbes, also beneficially owned, as of March 31, 2008, all of the outstanding 31,250,000 shares of Revlon, Inc. Class B Common Stock, each of which is convertible into one share of Class A Common Stock, which, together with the Class A Common Stock referenced above, represented approximately 60% of the outstanding shares of Revlon, Inc. Common Stock and approximately 74% of the combined voting power of such shares as of March 31, 2008. Shares of Class A Common Stock and shares of intermediate holding companies between Revlon, Inc. and MacAndrews & Forbes are, and may from time to time be, pledged to secure obligations of MacAndrews & Forbes. A default under any of these obligations that are secured by the pledged shares could cause a foreclosure with respect to such shares of Class A Common Stock or stock of intermediate holding companies. A foreclosure upon any such shares of stock or dispositions of shares of Class A Common Stock or stock of intermediate holding companies beneficially owned by MacAndrews & Forbes could, in a sufficient amount, constitute a ‘‘change of control’’ under Products Corporation’s 2006 Credit Agreements (as hereinafter defined), the MacAndrews & Forbes Senior Subordinated Term Loan (as hereinafter defined) and the indenture governing Products Corporation’s 9½% Senior Notes.
(2)	Information based solely on a Schedule 13G/A, dated and filed with the SEC on February 14, 2008 and reporting, as of December 31, 2007, beneficial ownership by FMR LLC, the successor of FMR Corp., and Edward C. Johnson 3d (the Chairman of FMR LLC), of 65,535,710 shares of Class A (collectively, the ‘‘Fidelity Owned Shares’’), including 13,604,388 shares with respect to which FMR LLC has sole power to vote or direct the vote and 65,535,710 shares in total that FMR LLC has sole power to dispose of or direct the disposition of. According to the Schedule 13G/A, Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, was the beneficial owner of 47,644,135 shares of Class A Common Stock (which are included in the total reported Fidelity Owned Shares) as a result of acting as investment adviser to various investment companies, one of which, Fidelity Advisors High Yield Fund, was the beneficial owner of 41,158,562 shares of Class A Common Stock (which are included in the total reported Fidelity Owned Shares).
(3)	Includes 8,333 shares held directly by Mr. Bernikow (representing restricted shares that vested during 2007) and 51,619 shares that Mr. Bernikow may acquire under vested options, all of which options are out-of-the-money.
(4)	Includes 8,333 shares held directly by Mr. Bohan (representing restricted shares that vested during 2007) and 44,119 shares that Mr. Bohan may acquire under vested options, all of which options are out-of-the-money.
(5)	Includes 47,052 shares held directly by Mr. Ennis (including 33,927 shares that represent restricted shares that vested during 2007 and 13,125 shares that represent restricted shares that vested during 2008, in each case net of shares withheld for taxes) and 15,000 shares that Mr. Ennis may acquire under vested options, all of which options are out-of-the-money.
(6)	Includes 8,333 shares held directly by Mr. Feldberg (representing restricted shares that vested during 2007) and 66,619 shares that Mr. Feldberg may acquire under vested options, all of which options are out-of-the-money.
(7)	Includes 533,623 shares held directly by Mr. Kennedy (including 288,650 shares that were purchased directly by Mr. Kennedy, 50,000 shares that represent restricted shares that vested during 2004, 42,477 shares that represent restricted shares that vested during 2005, 39,500 shares that represent restricted shares that vested during 2006 and 112,996 shares that represent restricted shares that vested during 2007, in each case net of shares withheld for taxes) and 1,794,250 shares that Mr. Kennedy may acquire under vested options, all of which options are out-of-the-money.
(8)	Includes 260,713 shares held directly by Mr. Kretzman (including 35,000 shares that represent restricted shares that vested during 2004, 78,420 shares that represent restricted shares that vested during 2005, 52,960 shares that represent restricted shares that vested during 2006 and 94,333 shares that represent restricted shares that vested during 2007, in each case net of shares withheld for taxes) and 1,148,000 shares that Mr. Kretzman may acquire under vested options, all of which options are out-of-the-money.
(9)	Includes 8,467 shares held directly by Mr. Landau (including 134 shares that were purchased directly by Mr. Landau and 8,333 shares that represent restricted shares that vested during 2007) and 66,619 shares that Mr. Landau may acquire under vested options, all of which options are out-of-the-money.
(10)	Includes 8,333 shares held directly by Ms. Lee (representing restricted shares that vested during 2007).
(11)	Includes 8,333 shares held directly by Ms. Robinson (representing restricted shares that vested during 2007) and 66,619 shares that Ms. Robinson may acquire under vested options, all of which options are out-of-the-money.
(12)	Includes 123,080 shares that were purchased directly by Ms. Seifert and 8,333 shares representing restricted shares that vested during 2007.
(13)	Includes 23,333 shares held directly by Mr. Wolfe (including 15,000 shares that were purchased directly by Mr. Wolfe and 8,333 shares representing restricted shares that vested during 2007) and 44,119 shares that Mr. Wolfe may acquire under vested options, all of which options are out-of-the-money.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth as of December 31, 2007, with respect to all equity compensation plans of the Company previously approved and not previously approved by its stockholders: (i) the number of securities to be issued upon the exercise of outstanding options, warrants and rights, (ii) the weighted-average exercise price of such outstanding options, warrants and rights and (iii) the number of securities remaining available for future issuance under such equity compensation plans, excluding securities reflected in item (i).

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Previously Approved by Stockholders:
Stock Plan	21,680,968 (1)	4.19	25,560,642 (2)
Not Previously Approved by Stockholders:	—	—	—

(1)	Includes 21,680,968 stock options and stock appreciation rights issued under the Stock Plan. Does not include 11,648,067 shares of restricted stock and restricted stock units issued under the Stock Plan which are not yet vested and are subject to forfeiture.
(2)	As of December 31, 2007, all of these shares remained available for issuance as awards of any kind under the Stock Plan, including awards of restricted stock and restricted stock units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of December 31, 2007, MacAndrews & Forbes beneficially owned shares of Revlon, Inc.’s Common Stock having approximately 74% of the combined voting power of such outstanding shares. As a result, MacAndrews & Forbes is able to elect Revlon, Inc.’s entire Board of Directors and control the vote on all matters submitted to a vote of Revlon, Inc.’s stockholders. MacAndrews & Forbes is wholly owned by Ronald O. Perelman, Chairman of Revlon, Inc.’s Board of Directors. See —‘‘2004 Investment Agreement’’ below for information regarding Revlon, Inc.’s rights offerings and the related effect on MacAndrews & Forbes’ beneficial ownership of shares of the Company’s Common Stock.

Transfer Agreements

In June 1992, Revlon, Inc. and Products Corporation entered into an asset transfer agreement with Revlon Holdings LLC, a Delaware limited liability company and formerly a Delaware corporation known as Revlon Holdings Inc. (‘‘Revlon Holdings’’), and which is an affiliate and an indirect wholly-owned subsidiary of MacAndrews & Forbes and certain of Revlon Holdings’ wholly-owned subsidiaries. Revlon, Inc. and Products Corporation also entered into a real property asset transfer agreement with Revlon Holdings. Pursuant to such agreements, on June 24, 1992 Revlon Holdings transferred assets to Products Corporation and Products Corporation assumed all of the liabilities of Revlon Holdings, other than certain specifically excluded assets and liabilities (the liabilities excluded are referred to as the ‘‘Excluded Liabilities’’). Certain consumer products lines sold in demonstrator-assisted distribution channels considered not integral to Revlon, Inc.’s business and that historically had not been profitable and certain other assets and liabilities were retained by Revlon Holdings. Revlon Holdings agreed to indemnify Revlon, Inc. and Products Corporation against losses arising from the Excluded Liabilities, and Revlon, Inc. and Products Corporation agreed to indemnify Revlon Holdings against losses arising from the liabilities assumed by Products Corporation. The amount reimbursed by Revlon Holdings to Products Corporation for the Excluded Liabilities for 2007 was approximately $0.1 million.

Reimbursement Agreements

Revlon, Inc., Products Corporation and MacAndrews & Forbes Inc. (a wholly-owned subsidiary of MacAndrews & Forbes Holdings) have entered into reimbursement agreements (the ‘‘Reimbursement Agreements’’) pursuant to which (i) MacAndrews & Forbes Inc. is obligated to provide (directly or through affiliates) certain professional and administrative services, including employees, to Revlon, Inc. and its subsidiaries, including Products Corporation, and purchase services from third party providers, such as insurance, legal and accounting services and air transportation services, on behalf of Revlon, Inc. and its subsidiaries, including Products Corporation, to the extent requested by Products Corporation, and (ii) Products Corporation is obligated to provide certain professional and administrative services, including employees, to MacAndrews & Forbes and purchase services from third party providers, such as insurance, legal and accounting services, on behalf of MacAndrews & Forbes to the extent requested by MacAndrews & Forbes, provided that in each case the performance of such services does not cause an unreasonable burden to MacAndrews & Forbes or Products Corporation, as the case may be.

Products Corporation reimburses MacAndrews & Forbes for the allocable costs of the services purchased for or provided to Products Corporation and its subsidiaries and for the reasonable out-of-pocket expenses incurred in connection with the provision of such services. MacAndrews & Forbes reimburses Products Corporation for the allocable costs of the services purchased for or provided to MacAndrews & Forbes and for the reasonable out-of-pocket expenses incurred in connection with the purchase or provision of such services. Each of Revlon, Inc. and Products Corporation, on the one hand, and MacAndrews & Forbes Inc., on the other, has agreed to indemnify the other party for losses arising out of the provision of services by it under the Reimbursement Agreements, other than losses resulting from its willful misconduct or gross negligence.

The Reimbursement Agreements may be terminated by either party on 90 days’ notice. Products Corporation does not intend to request services under the Reimbursement Agreements unless their costs would be at least as favorable to Products Corporation as could be obtained from unaffiliated third parties. Revlon, Inc. and Products Corporation participate in MacAndrews & Forbes’ directors’ and officers’ liability insurance program and other insurance programs which cover Revlon, Inc., Products Corporation and MacAndrews & Forbes. The limits of directors’ and officers’ liability coverage are available on an aggregate basis for losses to any or all of the participating companies and their respective directors and officers.

Revlon, Inc. and Products Corporation reimburse MacAndrews & Forbes from time to time for their allocable portion of the premiums for such coverage or they pay the insurers directly, which premiums the Company believes are more favorable than the premiums the Company would pay were it to secure stand-alone coverage. Any amounts paid by Revlon, Inc. and Products Corporation directly to MacAndrews & Forbes in respect of premiums are included in the amounts paid under the Reimbursement Agreements. The net amount reimbursable from MacAndrews & Forbes to Products Corporation for the services provided under the Reimbursement Agreements for 2007 was approximately $0.6 million.

Tax Sharing Agreements

As a result of the closing of the Revlon Exchange Transactions (as defined below) (see —‘‘2004 Investment Agreement’’), as of March 25, 2004, Revlon, Inc., Products Corporation and their U.S. subsidiaries were no longer included in the affiliated group of which MacAndrews & Forbes was the common parent (the ‘‘MacAndrews & Forbes Group’’) for federal income tax purposes.

In June 1992, Revlon Holdings, Revlon, Inc., Products Corporation and certain of its subsidiaries, and MacAndrews & Forbes Holdings entered into a tax sharing agreement (as subsequently amended and restated, the ‘‘MacAndrews & Forbes Tax Sharing Agreement’’), pursuant to which MacAndrews & Forbes Holdings agreed to indemnify Revlon, Inc. and Products Corporation against federal, state or local income tax liabilities of the MacAndrews & Forbes Group (other than in respect of Revlon, Inc. and Products Corporation) for taxable periods beginning on or after January 1, 1992 during which Revlon, Inc. and Products Corporation or a subsidiary of Products Corporation was a member of such group. In these taxable periods, Revlon, Inc. and Products Corporation were included in the MacAndrews & Forbes Group, and Revlon, Inc.’s and Products Corporation’s federal taxable income and loss were included in such group’s consolidated tax return filed by MacAndrews & Forbes Holdings. Revlon, Inc. and Products Corporation were also included in certain state and local tax returns of MacAndrews & Forbes Holdings or its subsidiaries. Pursuant to the MacAndrews & Forbes Tax Sharing Agreement, for all such taxable periods, Products Corporation was required to pay to Revlon, Inc., which in turn was required to pay to Revlon Holdings, amounts equal to the taxes that Products Corporation would otherwise have had to pay if it were to file separate federal, state or local income tax returns (including any amounts determined to be due as a result of a redetermination arising from an audit or otherwise of the consolidated or combined tax liability relating to any such period which was attributable to Products Corporation), except that Products Corporation was not entitled to carry back any losses to taxable periods ending prior to January 1, 1992. The MacAndrews & Forbes Tax Sharing Agreement will remain in effect solely for taxable periods beginning on or after January 1, 1992, through and including March 25, 2004.

Following the closing of the Revlon Exchange Transactions in March 2004, Revlon, Inc. became the parent of a new consolidated group for federal income tax purposes and Products Corporation’s federal taxable income and loss will be included in such group’s consolidated tax returns. Accordingly, Revlon, Inc. and Products Corporation entered into a tax sharing agreement (the ‘‘Revlon Tax Sharing Agreement’’) pursuant to which Products Corporation will be required to pay to Revlon, Inc. amounts equal to the taxes that Products Corporation would otherwise have had to pay if Products Corporation were to file separate federal, state or local income tax returns, limited to the amount, and payable only at such times, as Revlon, Inc. will be required to make payments to the applicable taxing authorities. There were no federal tax payments or payments in lieu of taxes from Revlon, Inc. to Revlon Holdings pursuant to the MacAndrews & Forbes Tax Sharing Agreement or from Products Corporation to Revlon, Inc. pursuant to the Revlon Tax Sharing Agreement in respect of 2007.

Registration Rights Agreement

Prior to the consummation of Revlon, Inc.’s initial public equity offering in February 1996, Revlon, Inc. and Revlon Worldwide Corporation (which subsequently merged into REV Holdings LLC (‘‘REV Holdings’’), the then direct parent of Revlon, Inc., entered into a registration rights agreement (the ‘‘Registration Rights Agreement’’), and in February 2003, MacAndrews & Forbes executed a joinder agreement to the Registration Rights Agreement, pursuant to which REV Holdings, MacAndrews & Forbes and certain transferees of Revlon, Inc.’s Common Stock held by REV Holdings (the ‘‘Holders’’) had the right to require Revlon, Inc. to register under the Securities Act all or part of the Class A Common Stock owned by such Holders, including shares of Class A Common Stock purchased by MacAndrews & Forbes in connection with the $50.0 million equity rights offering consummated by Revlon, Inc. in 2003 and shares of Class A Common Stock issuable upon conversion of Revlon, Inc.’s Class B Common Stock owned by such Holders (a ‘‘Demand Registration’’). In connection with the closing of the Revlon Exchange Transactions (as hereinafter defined) and pursuant to the 2004 Investment Agreement, MacAndrews & Forbes executed a joinder agreement that provided that MacAndrews & Forbes would also be a Holder under the Registration Rights Agreement and that all shares acquired by MacAndrews & Forbes pursuant to the 2004 Investment Agreement are deemed to be registrable securities under the Registration Rights Agreement, including, without limitation, all of the shares of Class A Common Stock acquired by MacAndrews & Forbes in connection with the Company’s $110 million rights offering of shares of its Class A Common Stock and related private placement to MacAndrews & Forbes, which was consummated in March 2006 (the ‘‘$110 Million Rights Offering’’) and the Company’s $100 million rights offering of shares of its Class A Common Stock and related private placement to MacAndrews & Forbes, which was consummated in January 2007 (the ‘‘$100 Million Rights Offering’’).

Revlon, Inc. may postpone giving effect to a Demand Registration for a period of up to 30 days if Revlon, Inc. believes such registration might have a material adverse effect on any plan or proposal by Revlon, Inc. with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or if Revlon, Inc. is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to Revlon, Inc. In addition, the Holders have the right to participate in registrations by Revlon, Inc. of its Class A Common Stock (a ‘‘Piggyback Registration’’).

The Holders will pay all out-of-pocket expenses incurred in connection with any Demand Registration. Revlon, Inc. will pay any expenses incurred in connection with a Piggyback Registration, except for underwriting discounts, commissions and expenses attributable to the shares of Class A Common Stock sold by such Holders.

2004 Consolidated MacAndrews & Forbes Line of Credit

In July 2004, Products Corporation and MacAndrews & Forbes Inc. entered into an agreement, which provided Products Corporation with a $152 million line of credit (as amended, the ‘‘2004 Consolidated MacAndrews & Forbes Line of Credit’’). The commitment under the 2004 Consolidated MacAndrews & Forbes Line of Credit reduced to $87.0 million from $152.0 million in July 2005 and reduced to $50.0 million from $87.0 million in January 2007 upon completion of the $100 Million Rights Offering. As of December 31, 2007, and through its expiration on January 31, 2008, the 2004 Consolidated MacAndrews & Forbes Line of Credit had availability of $50.0 million and remained undrawn.

2004 Investment Agreement

In February 2004, the Company’s Board of Directors approved certain agreements with Fidelity and MacAndrews & Forbes intended to strengthen the Company’s balance sheet, as well as an Investment Agreement (as amended, the ‘‘2004 Investment Agreement’’) with MacAndrews & Forbes covering a series of transactions designed to reduce Products Corporation’s levels of indebtedness. In March 2004, the Company exchanged approximately $804 million of Products Corporation’s debt, $54.6 million of the Company’s preferred stock and $9.9 million of accrued interest for 299,969,493 shares of Class A Common Stock (the ‘‘Revlon Exchange Transactions’’).

In connection with the Revlon Exchange Transactions, in February 2004, the Company and Fidelity entered into a stockholders agreement (the ‘‘Stockholders Agreement’’) pursuant to which, among other things, (i) the Company agreed to continue to maintain a majority of independent directors (as defined by New York Stock Exchange listing standards) on its Board of Directors, as it currently does; (ii) the Company established and maintains a Nominating and Corporate Governance Committee of the Board of Directors; and (iii) the Company agreed to certain restrictions with respect to the Company’s conducting any business or entering into any transactions or series of related transactions with any of its affiliates, any holders of 10% or more of the outstanding voting stock or any affiliates of such holders (in each case, other than its subsidiaries). This Stockholders Agreement will terminate when Fidelity ceases to be the beneficial holder of at least 5% of the Company’s outstanding voting stock. Pursuant to the 2004 Investment Agreement, the Company committed to conduct further rights and equity offerings, which were successfully completed with the $110 Million Rights Offering and the $100 Million Rights Offering (such equity offerings, together with the Revlon Exchange Transactions, are referred to as the ‘‘Debt Reduction Transactions’’). Under the 2004 Investment Agreement, MacAndrews & Forbes agreed to take, or cause to be taken, all commercially reasonable actions to facilitate the Debt Reduction Transactions, including back-stopping certain rights offerings; however, as each rights offering was fully subscribed, in each case, MacAndrews & Forbes was not required to purchase any shares beyond its pro rata subscription.

$100 Million Rights Offering

In December 2006, the Company launched the $100 Million Rights Offering, which allowed each stockholder of record of Revlon Inc.’s Class A and Class B Common Stock as of the close of business on December 11, 2006, the record date set by the Company’s Board of Directors, to purchase additional shares of Class A Common Stock. The subscription price for each share of Class A Common Stock purchased in the $100 Million Rights Offering, including shares purchased in the private placement by MacAndrews & Forbes, was $1.05 per share. Upon completing the $100 Million Rights Offering, the Company promptly transferred the net proceeds to Products Corporation, which it used in February 2007 to redeem $50.0 million aggregate principal amount of its 8 5/8% Senior Subordinated Notes (the balance of which were thereafter paid off in full on their February 1, 2008 maturity date), at an aggregate redemption price of $50.3 million, including $0.3 million of accrued and unpaid interest up to, but not including, the redemption date. In January 2007, Products Corporation used the remainder of such proceeds to repay approximately $43.3 million of indebtedness outstanding under Products Corporation’s 2006 $160 million multi-currency revolving credit facility, without any permanent reduction in that commitment, after paying approximately $2.0 million of fees and expenses incurred in connection with such offering, with approximately $5 million of the remaining proceeds being available for general corporate purposes.

In completing the $100 Million Rights Offering, in January 2007, the Company issued an additional 95,238,095 shares of its Class A Common Stock, including 37,847,472 shares subscribed for by public shareholders (other than MacAndrews & Forbes) and 57,390,623 shares issued to MacAndrews & Forbes in a private placement directly from the Company pursuant to a Stock Purchase Agreement between the Company and MacAndrews & Forbes, dated as of December 18, 2006. The shares issued to MacAndrews & Forbes represented the number of shares of the Company’s Class A Common Stock that MacAndrews & Forbes would otherwise have been entitled to purchase pursuant to its basic subscription privilege in the $100 Million Rights Offering (which was approximately 60% of the shares of the Company’s Class A Common Stock offered in the $100 Million Rights Offering). Following the completion of these transactions in January 2007, MacAndrews & Forbes beneficially owned approximately 58% of the Company’s outstanding Class A Common Stock and approximately 60% of the Company’s total outstanding Common Stock, which shares together represented approximately 74% of the combined voting power of such shares at such date.

MacAndrews & Forbes Senior Subordinated Term Loan

In January 2008, Products Corporation entered into its previously-announced $170 million Senior Subordinated Term Loan Agreement with MacAndrews & Forbes (the ‘‘MacAndrews & Forbes Senior Subordinated Term Loan’’). On February 1, 2008, Products Corporation used the proceeds of the MacAndrews & Forbes Senior Subordinated Term Loan to repay in full the $167.4 million remaining aggregate principal balance of Products Corporation’s 8 5/8% Senior Subordinated Notes, which matured on February 1, 2008, and to pay certain related fees and expenses, including the payment to MacAndrews & Forbes of a facility fee of $2.55 million (or 1.5% of the total aggregate principal amount of such loan) upon MacAndrews & Forbes’ funding of such loan. In connection with such repayment, Products Corporation also used cash on hand to pay $7.2 million of accrued and unpaid interest due on the 8 5/8% Senior Subordinated Notes up to, but not including, the February 1, 2008 maturity date. The MacAndrews & Forbes Senior Subordinated Term Loan generally incorporates the subordination provisions from the indenture that governed the 8 5/8% Senior Subordinated Notes prior to their repayment and certain other covenants from the indenture governing Products Corporation’s 9½% Senior Notes due April 2011.

In connection with the closing of the MacAndrews & Forbes Senior Subordinated Term Loan, Revlon, Inc. and MacAndrews & Forbes entered into a letter agreement in January 2008 pursuant to which Revlon, Inc. agreed that if Revlon, Inc. conducts any equity offering before full payment of the MacAndrews & Forbes Senior Subordinated Term Loan, and, if MacAndrews & Forbes and/or its affiliates elects to participate in any such offering, MacAndrews & Forbes and/or its affiliates may pay for any shares it acquires in such offering either in cash or by tendering debt valued at its face amount under the MacAndrews & Forbes Senior Subordinated Term Loan Agreement, including any accrued but unpaid interest, on a dollar for dollar basis, or in any combination of cash and such debt. Revlon, Inc. is under no obligation to conduct an equity offering and MacAndrews & Forbes and its affiliates are under no obligation to subscribe for shares should Revlon elect to conduct an equity offering.

In approving the MacAndrews & Forbes Senior Subordinated Term Loan, the Board of Directors determined that its terms were more favorable to the Company than those that were available to the Company from commercial lenders at the time. While such transaction was a pre-approved transaction under the Company’s Related Party Transaction Policy, the Company’s Board of Directors reviewed and approved the entering into of such transaction in November 2007 and in accordance with such policy, the Board’s Governance Committee, consisting solely of independent directors, reviewed the terms of such transaction.

Other

Pursuant to a lease dated April 2, 1993 (the ‘‘Edison Lease’’), Revlon Holdings leased to Products Corporation the Edison, N.J. research and development facility for a term of up to 10 years with an annual rent of $1.4 million and certain shared operating expenses payable by Products Corporation which, together with the annual rent, were not to exceed $2.0 million per year. In August 1998, Revlon Holdings sold the Edison facility to an unrelated third party, which assumed substantially all liability for environmental claims and compliance costs relating to the Edison facility, and in connection with the sale Products Corporation terminated the Edison Lease and entered into a new lease with the new owner. Revlon Holdings agreed to indemnify Products Corporation through September 1, 2013 (the term of the new lease) to the extent that rent under the new lease exceeds the rent that would have been payable under the terminated Edison Lease had it not been terminated. The net amount reimbursed by Revlon Holdings to Products Corporation with respect to the Edison facility for 2007 was approximately $0.3 million.

Certain of Products Corporation’s debt obligations, including its $840 million bank term loan agreement and its $160 million multi-currency revolving credit agreement (the ‘‘2006 Credit Agreements’’), have been, and may in the future be, supported by, among other things, guaranties from the Company and, subject to certain limited exceptions, all of the domestic subsidiaries of Products Corporation. The obligations under such guaranties are and were secured by, among other things, the capital stock of Products Corporation and, subject to certain limited exceptions, the capital stock of all of Products Corporation’s domestic subsidiaries and 66% of the capital stock of Products Corporation’s and its domestic subsidiaries’ first-tier foreign subsidiaries.

During 2007, Products Corporation paid approximately $0.7 million to a nationally-recognized security services company, in which MacAndrews & Forbes has a controlling interest, for security officer services. Products Corporation’s decision to engage such firm was based upon its expertise in the field of security services, and the rates were competitive with industry rates for similarly situated security firms.

Fidelity Management Trust Company, a wholly-owned subsidiary of FMR LLC (which, as of the Record Date, beneficially owned more than 5% of the Company’s Class A Common Stock (see —‘‘Ownership of Common Stock’’)), acts as trustee of the 401(k) Plan. During 2007, the Company paid Fidelity Management Trust Company approximately $125,000 to administer the $100 Million Rights Offering with respect to 401(k) Plan participants and $5,000 to administer the Company’s 401(k) Plan. The fees for such services were based on standard rates charged by Fidelity Management Trust Company for similar services and are not material to the Company or FMR LLC.

Review and Approval of Transactions with Related Persons

Under the Company’s long-standing practices and standard procedures and under Products Corporation’s indenture, credit agreements and other debt instruments, related party transactions must be upon terms no less favorable to the Company than would be obtainable at the time in a comparable transaction in arm’s length dealings with unrelated third parties and the terms of any such transaction must be set forth in writing. In addition, with respect to any transactions or series of transactions involving payments or other consideration in excess of $5.0 million, pursuant to Products Corporation’s indenture, such transactions must be approved by all of Products Corporation’s independent directors. For any transaction or series of transactions involving payments or other consideration in excess of $20.0 million, pursuant to Products Corporation’s indenture, such transaction or series of transactions must be approved by all of Products Corporation’s independent directors and determined, in the written opinion of a nationally recognized, investment banking firm, to be fair, from a financial point of view, to the Company.

Certain limited transactions, such as transactions previously approved by the Board of Directors and disclosed in the Company’s Form 10-Ks and proxy statements, certain routine transactions between the Company and its subsidiaries, compensation arrangements between the Company and its officers and directors (provided they hold less than 10% of the Company’s common stock), and inventory transactions entered into the ordinary course of business, are excluded from these requirements.

The Company also has a detailed written Conflicts of Interest Policy which specifically provides, among other things, that each of the Company’s directors, officers and employees has a responsibility to avoid, and to cause their immediate family members to avoid, any interest, activity or relationship that may interfere or conflict with the performance of his or her duties to the Company in a loyal and effective manner to the best of his or her ability and in the Company’s best interest. Under the Conflicts of Interest Policy, it is recognized that conflicts of interest do not include any interest, relationship or activity in which an interested person has a direct or indirect involvement or interest if the terms of such interest, relationship or activity are at least as favorable to the Company as terms that would be available at the time for a comparable interest, relationship or activity in arm’s length dealings with unrelated third parties.

In March 2007, the Company’s Board of Directors formalized these practices and procedures by adopting the Revlon, Inc. Related Party Transaction Policy, which serves as a set of guidelines for the approval of interested transactions with related parties. Under this Policy, related party transactions are subject to the review, approval and/or ratification of the Governance Committee, which is comprised solely of independent directors. The Policy also pre-approves a series of related party transactions including, among others: (i) certain employment relationships and related compensatory arrangements with executive officers, which are either approved by the Compensation Committee or disclosed in the Company’s annual proxy statement, if so required; (ii) transactions related to the ownership of the Company’s common stock where all stockholders are receiving the same or substantially the same pro rata benefit; (iii) competitively-bid transactions; (iv) transactions permitted under Products Corporation’s indenture, credit agreements and other debt instruments; and (v) transactions described in the Company’s proxy statements or other SEC reports filed with or furnished to the SEC on or before the adoption of the Policy in March 2007.

The Policy also delegates to the Chair of the Governance Committee the authority to approve certain related party transactions and all related party transactions approved by the Chair, as well as all related party transactions deemed pre-approved under the Policy, are to be periodically reviewed by the full Governance Committee.

CODE OF BUSINESS CONDUCT AND SENIOR FINANCIAL OFFICER CODE OF ETHICS

The Company has a written Code of Business Conduct (the ‘‘Code of Business Conduct’’) that includes a code of ethics (the ‘‘Senior Financial Officer Code of Ethics’’) that applies to the Company’s Chief Executive Officer and senior financial officers (including the Company’s Chief Financial Officer, Controller and persons performing similar functions) (collectively, the ‘‘Senior Financial Officers’’). In addition to printable copies of the Code of Business Conduct and the Senior Financial Officer Code of Ethics being available on the Company’s website, www.revloninc.com, the Company will provide a copy of the Code of Business Conduct and Senior Financial Officer Code of Ethics, without charge, upon written request to the Secretary of the Company at Revlon, Inc., 237 Park Avenue, New York, New York, 10017, attention: Robert K. Kretzman. If the Company changes the Senior Financial Officer Code of Ethics in any material respect or waives any provision of the Senior Financial Officer Code of Ethics for any of its Senior Financial Officers, the Company expects to provide the public with notice of any such change or waiver by publishing an appropriate description of such event on its corporate website, www.revloninc.com, or by other appropriate means as required or permitted under applicable rules of the SEC. The Company does not currently expect to make any such waivers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company’s executive officers, directors and 10% stockholders may be required under the Exchange Act to file reports of ownership and changes in ownership with the NYSE and the SEC. The Company makes such SEC filings available on its investor relations website, www.revloninc.com, under the heading ‘‘SEC Filings.’’ Copies of these reports also must be furnished to the Company.

Based solely upon a review of copies of such reports furnished to the Company through the date hereof and written representations that no other reports were required regarding the transactions consummated by the Company’s executive officers, directors and 10% holders, the Company believes that all filing requirements applicable to its executive officers, directors and 10% holders were complied with during 2007.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF KPMG LLP

The Audit Committee of the Board of Directors has selected, subject to ratification by the Company’s stockholders, KPMG LLP to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2008.

The Sarbanes-Oxley Act of 2002 and Section 10A of the Exchange Act require that the Audit Committee of the Board of Directors be directly responsible for the appointment, compensation, retention and oversight of the audit work of the Company’s independent registered public accounting firm. Ratification by the stockholders of the selection of KPMG LLP is not required by law, the Company’s By-laws or otherwise. However, the Board of Directors is submitting the selection of KPMG LLP for stockholder ratification to ascertain stockholders’ views on the matter.

KPMG LLP has audited the consolidated financial statements of the Company and its predecessors for more than the past five years. Representatives of KPMG LLP are expected to be present at the 2008 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Audit Committee reviews audit and non-audit services performed by KPMG LLP, as well as the fees charged by KPMG LLP for such services. In its review of non-audit service fees, the Audit Committee received and discussed with KPMG LLP their annual written report on KPMG LLP’s independence from the Company and its management, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed with KPMG LLP that firm’s independence. The Audit Committee has satisfied itself that KPMG LLP’s provision of audit and non-audit services to the Company is compatible with KPMG LLP’s independence. Additional information concerning the Audit Committee and its activities with KPMG LLP can be found in the following sections of this Proxy Statement: ‘‘Board of Directors and its Committees’’ and ‘‘Audit Committee Report.’’ Information regarding the aggregate fees billed by KPMG LLP for services rendered to the Company for the fiscal years ended December 31, 2007 and December 31, 2006 can be found below under ‘‘Audit Fees.’’

With respect to Proposal No. 2, all proxies properly executed and received by the Company, unless such proxies are revoked prior to their being voted on, will be voted in accordance with the instructions given by the person executing such proxy or, in the absence of such instructions, will be voted FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008.

VOTE REQUIRED AND BOARD OF DIRECTORS’ RECOMMENDATION

The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008 will require the affirmative vote of the holders of a majority of the total number of votes of Common Stock present in person or represented by proxy and entitled to vote at the 2008 Annual Meeting, voting as a single class. In determining whether the proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against Proposal No. 2. Broker non-votes are inapplicable for this ‘‘routine’’ proposal. MacAndrews & Forbes has informed the Company that it will vote FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any other stockholder of the Company, to approve and adopt Proposal No. 2.

The Board of Directors unanimously recommends that stockholders vote FOR the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2008.

AUDIT FEES

The Board of Directors of Revlon, Inc. maintains its Audit Committee in accordance with applicable SEC rules and the NYSE’s listing standards. In accordance with its charter, a printable and current copy of which is available at www.revloninc.com, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the audit work of Revlon, Inc.’s independent auditors for the purpose of preparing and issuing its audit report or performing other audit, review or attest services for Revlon, Inc. The independent auditors, KPMG LLP, report directly to the Audit Committee and the Audit Committee is directly responsible for, among other things, reviewing in advance, and granting any appropriate pre-approvals of, (a) all auditing services to be provided by the independent auditor and (b) all non-audit services to be provided by the independent auditor (as permitted by the Exchange Act), and in connection therewith to approve all fees and other terms of engagement, as required by the applicable rules of the Exchange Act and subject to the exemptions provided for in such rules. The Audit Committee has an Audit Committee Pre-Approval Policy for pre-approving all permissible audit and non-audit services performed by KPMG LLP.

In 2005, the Audit Committee approved the Audit Committee Pre-Approval Policy for 2006, in 2006 the Audit Committee approved the Audit Committee Pre-Approval Policy for 2007 and in 2007 the Audit Committee approved the Audit Committee Pre-Approval Policy for 2008, a copy of which is attached as Annex B hereto and a printable copy of which is available at www.revloninc.com.

The aggregate fees billed for professional services by KPMG LLP in 2007 and 2006 for these various services for Revlon, Inc. and Products Corporation in the aggregate were (in millions):

Types of Fees	2007	2006
Audit Fees	$4.8	$4.7
Audit-Related Fees	$0.2	$0.2
Tax Fees	$0.5	$0.4
All Other Fees	—	—
TOTAL FEES	$5.5	$5.3

In the above table, in accordance with the SEC definitions and rules, (A) ‘‘audit fees’’ are fees the Company paid KPMG LLP for professional services rendered for the audits of (i) Revlon, Inc.’s and Products Corporation’s annual financial statements; (ii) the effectiveness of Revlon, Inc.’s internal control over financial reporting; and (iii) the review of financial statements included in Revlon, Inc.’s and Products Corporation’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements; (B) ‘‘audit-related fees’’ are fees billed by KPMG LLP for assurance and related services that are traditionally performed by the auditor, including services performed by KPMG LLP related to employee benefit plan audits, certain equity issuances, including the $110 Million Rights Offering consummated by Revlon, Inc. in March 2006 and the $100 Million Rights Offering consummated by Revlon, Inc. in January 2007, and attest services not required by statute or regulation; (C) ‘‘tax fees’’ are fees for permissible tax compliance, tax advice and tax planning; and (D) ‘‘all other fees’’ are fees billed by KPMG LLP to the Company for any permissible services not included in the first three categories.

All of the services performed by KPMG LLP for the Company during 2007 and 2006 were either expressly pre-approved by the Audit Committee or were pre-approved in accordance with the Audit Committee’s Pre-Approval Policy, and the Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services.

GENERAL RULES APPLICABLE TO STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, holders of either: (1) at least $2,000 in market value of the Company’s Common Stock, or (2) 1% of the number of shares of Common Stock entitled to be voted on the proposal at the meeting, who have held such shares of Common Stock for at least one year, and who continue to hold those shares of Common Stock through the date of the Annual Meeting of Stockholders to be held in 2009, may submit a proposal for inclusion in the Company’s proxy material for use in connection with the 2009 Annual Stockholders’ Meeting. In order to be eligible for consideration for such inclusion, the holder must transmit the proposal, along with: (1) his or her name; (2) address; (3) the number of shares of Common Stock that he or she holds of record or beneficially; (4) the dates on which the shares of Common Stock were acquired; (5) documentary support for claims of beneficial ownership of Common Stock that comply with Rule 14a-8; and (6) a written statement that the holder intends to continue to hold the Common Stock through the date of the 2009 Annual Stockholders’ Meeting, in writing, by certified mail – return receipt requested, to the Company’s Secretary, at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, New York 10017, attention: Robert K. Kretzman. Stockholder proposals intended to be presented in the Company’s proxy material for use in connection with the 2009 Annual Stockholders’ Meeting must be received by the Company’s Secretary by no later than December 26, 2008.

With respect to matters not included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the Company’s By-laws require advance notice. Specifically, pursuant to Article II, Section 3 of the Company’s By-laws, in order for business to be properly brought before an annual meeting (other than business specified in the proxy material), notice of such business must be received by the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting, and must include, among other things, (i) information regarding the proposed business to be brought before such meeting; (ii) the identity of the stockholder proposing the business; and (iii) the class of shares of the Company which are owned beneficially or of record by such stockholder; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder, in order to be timely, must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such disclosure of the date of the annual meeting was made, whichever occurs first. As a result, because the 2008 Annual Meeting is within 30 days before or after the anniversary date of the 2007 Annual Stockholders’ Meeting, any notice of a stockholder nomination for candidates for the Board of Directors or any other stockholder proposal (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, of which there are none for the 2008 annual meeting) must have been received by the Company between March 7, 2008 and April 6, 2008. No such proposals were received. In addition, if the 2009 Annual Stockholders’ Meeting is within 30 days before or after the anniversary date of the 2008 Annual Meeting, then notice of a stockholder nomination for candidates for the Board of Directors or any other stockholder proposal must be received by the Company between March 7, 2009 and April 6, 2009.

Rule 14a-4(c)(1) promulgated under the Exchange Act (‘‘Rule 14a-4(c)(1)’’) governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company’s proxy statement. The rule provides that if a proponent of a proposal fails to notify a company at least 45 days prior to the first anniversary date of the date of mailing of the prior year’s proxy statement (or a date specified in an advance notice provision in the Company’s By-laws), then the company will be permitted to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. Since the Company has an advance notice provision in its By-laws, as discussed in the preceding paragraph, the 45-day period under Rule 14a-4(c)(1) does not apply. With respect to the 2008 Annual Meeting, the Company has not been provided with notice of a stockholder proposal prior to April 6, 2008, and accordingly, the Company will be permitted to use its discretionary voting authority as outlined above. With respect to the Company’s 2009 Annual Stockholders’ Meeting, assuming such meeting occurs within 30 days before or after the anniversary date of the 2008 Annual Meeting, if the Company is not provided notice of a stockholder proposal (other than stockholder proposals included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act) between March 7, 2009 and April 6, 2009, the Company will be permitted to use its discretionary voting authority as outlined above.

Additionally, holders of shares of Common Stock desiring to have proposals submitted for consideration at future meetings of the Company’s stockholders should consult the applicable rules and regulations of the SEC, including Rule 14a-8 under the Exchange Act, as such rule may be amended from time to time, with respect to such proposals, including the permissible number and length of proposals, the circumstances in which the Company is permitted to exclude proposals and other matters governed by such rules and regulations.

ADDITIONAL INFORMATION

The Company will provide shareholders with a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the SEC on March 5, 2008, including financial statements and financial statement schedules, and any Quarterly Reports on Form 10-Q filed thereafter, as well as copies of the Corporate Governance Guidelines, Board Guidelines for Assessing Director Independence and the charters of the Audit Committee, Compensation Committee and Governance Committee, without charge, upon written request to the Company’s Secretary, at Revlon, Inc., 237 Park Avenue, 14th Floor, New York, New York, 10017, attention: Robert K. Kretzman. In order to ensure timely delivery of such documents prior to the 2008 Annual Meeting, any request should be sent to the Company promptly.

For your convenience, please note that current electronic printable copies of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as a copy of this Annual Proxy Statement, are available on the Company’s website at www.revloninc.com, under the heading ‘‘SEC Filings,’’ as well as the SEC’s website at www.sec.gov through the Filings and Forms (EDGAR) pages. In addition, electronic printable copies of the Corporate Governance Guidelines, Board Guidelines for Assessing Director Independence, Code of Business Conduct, Audit Committee Pre-Approval Policy and the current charters of the Audit Committee, Compensation Committee and Governance Committee are available on the Company’s website at www.revloninc.com, under the heading ‘‘Corporate Governance.’’ Any person wishing to receive an electronic copy of Revlon’s 2007 Form 10-K, without charge, may send an email making such a request and including a return email address to robert.kretzman@revlon.com.

OTHER BUSINESS

Management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the 2008 Annual Meeting. However, if any other matters properly come before the 2008 Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of Common Stock that they represent in accordance with their best judgment.

New York, New York
April 25, 2008

By Order of the Board of Directors
Robert K. Kretzman Executive Vice President, Chief Legal Officer and Secretary

Annex A

REVLON, INC.
BOARD GUIDELINES FOR ASSESSING DIRECTOR INDEPENDENCE

Any member of the Board of Directors of Revlon, Inc. (the ‘‘Company’’) satisfying the following guidelines shall be ‘‘independent’’:

1.	No Material Relationship with the Company. Such Director does not have any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), as determined by the Board of Directors after taking into account all relevant facts and circumstances. For purposes of these guidelines, any transaction, relationship or arrangement that does not exceed the guidelines set forth in Sections (2) to (7) are immaterial and are not required to be considered by the Board;

2.	Employment with the Company. Such director is not, and within the last three years has not been, employed by the Company, nor are any of his or her Immediate Family members employed, or within the last three years have been employed, as an executive officer of, the Company;

3.	Direct Compensation from the Company of Less than $100,000. The Director has not received, and none of his or her Immediate Family members have received, more than $100,000 in direct compensation from the Company during any 12-month period within the last three years. In calculating such compensation, the following will be excluded — (i) Director and committee fees and pension or other forms of deferred compensation for prior service (provided such deferred compensation is not contingent in any way on continued service), (ii) compensation paid to a Director for service as an interim Chairman, CEO or other executive officer, (iii) compensation paid to an Immediate Family member for service as an employee of the Company (other than as an executive officer), and (iv) dividend or interest income and bona fide and documented reimbursed business expenses;

4.	No Material Business Dealings. The Director is not a current employee of, nor are any of the Director’s Immediate Family members a current executive officer of, a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues (as reported for the last completed fiscal year of such other company);

5.	No Affiliation with the Company’s Auditor. The Director is not, and each member of his or her Immediate Family is not, a current partner of a firm that is the Company’s internal or external auditor; the Director is not a current employee of such a firm; no Immediate Family member of the Director is a current employee of such a firm who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; and the Director and his or her Immediate Family members must not have been within the last three years a partner or employee of such a firm and who personally worked on the Company’s audit within that time;

6.	No Interlocking Directorates. The Director is not, and within the last three years has not been, employed, and no Immediate Family member of the Director is, and within the last three years has not been, employed, as an executive officer of another company where either the Company’s Chief Executive Officer or Chief Financial Officer or any other executive officer of the Company at the same time serves or served on such other company’s compensation committee; and

7.	No Material Charitable Contributions. The Director has not been an executive officer of a tax exempt organization to which the Company has made charitable contributions exceeding the greater of (1) $1 million per year or (2) 2% of the tax exempt organization’s annual consolidated gross revenues from all sources, in each case as measured during the tax exempt organization’s last completed fiscal year.

A-1

For purposes of these guidelines—

1.    references to the ‘‘Company’’ in items 1 through 7 above include any parent and subsidiary entities within Revlon, Inc.’s consolidated group;

2.    references to a member of a Director’s ‘‘Immediate Family’’ include his or her spouse, parents, children, siblings, mother- and father-in-law, daughters- and sons-in-law, sisters- and brothers-in-law and anyone who share such Director’s home (excluding employees); provided that individuals who are no longer Immediate Family members as a result of legal separation or divorce, or those who have died or become incapacitated, as well as step-children that do not share such Director’s home or the in-laws of such step-children, do not need to be considered; and

3.    the term ‘‘executive officer’’ means a president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller) of the Company, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of the Company’s parent or subsidiaries shall be deemed ‘‘executive officers’’ of the Company if they perform such policy-making functions for the Company.

A-2

Annex B

REVLON, INC.

2008 AUDIT COMMITTEE PRE-APPROVAL POLICY

I.    Statement of Principles

The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor, KPMG LLP (‘‘KPMG LLP’’ or the ‘‘independent auditor’’), in order to assure that KPMG LLP’s provision of such services do not impair its independence. Unless a type of service to be provided by the independent auditor is within the pre-approved services and dollar limits set forth in the appendices attached to this Policy, the provision of such service by the independent auditor will require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit Services, Audit-Related Services, Tax Services and All Other Services that have the general pre-approval of the Audit Committee for 2008, as well as the applicable dollar limits for the particular services. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on its subsequent determinations. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

II.    Delegation

The Audit Committee may delegate pre-approval authority to one or more of its members for Audit-Related, Tax Services or All Other Services, each as defined below, to be provided by the independent auditor (but excluding Annual Audit Services referred to in Section III below and prohibited services referred to in Section VII below). Specifically, the Chairman of the Audit Committee may approve services which are not Annual Audit Services referred to in Section III below or prohibited services referred to in Section VII below if the fees as to any applicable project will not exceed $35,000, provided that the independent auditor complies with any applicable rules or requirements of this Policy to document the services to the Audit Committee and to discuss such services with the Audit Committee. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at least quarterly on the services provided by KPMG LLP and the approximate fees paid or payable to KPMG LLP for such services provided by KPMG LLP during the preceding quarter, including a report on any services pre-approved during such quarter by the Chairman of the Audit Committee pursuant to this Section II.

III.    Audit Services — Annual Audit and other audit services

The terms and fees of the Annual Audit Services engagement, including, without limitation, the independent auditor’s services in connection with their testing and attestation on management’s report on the effectiveness of the Company’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the Annual Audit Services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for Other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved the Other Audit Services listed in Appendix A, provided that such services do not exceed the pre-approved fees set forth on Appendix A. All Other Audit Services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.    Audit-related Services

Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-Related Services does not impair the independence of the auditor, and has pre-approved the Audit-Related Services listed in Appendix B, provided that such services do not exceed the pre-approved fees set forth on Appendix B. All other Audit-Related Services not listed in Appendix B must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation authority under Section II above.

V.    Tax Services

The Audit Committee believes that the independent auditor can provide certain Tax Services to the Company, such as tax preparation and tax compliance (e.g., preparing original and amended state and federal corporate tax returns, planning for estimated tax payments and preparation of tax return extensions) and general tax planning and tax advice (including related tax research), without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor (or any affiliate of the independent auditor) in connection with the provision of any prohibited tax service listed in Exhibit 1 to the Company or its affiliates, as the PCAOB has determined that such prohibited tax services would impair the independent auditor’s independence.

The Audit Committee has pre-approved the Tax Services listed in Appendix C, provided that such services do not exceed the pre-approved fees set forth on Appendix C. All other Tax Services for the Company not listed in Appendix C must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation authority under Section II above, provided that the independent auditor complies with any applicable rules and the following requirements to document the applicable Tax Services to the Audit Committee and to discuss such services with the Audit Committee.

Effective April 19, 2007, as to all Tax Services for the Company, the independent auditor must — (1) describe in writing to the Audit Committee the scope of the proposed Tax Service, the proposed fee structure for the engagement and any side letter or other amendment to the engagement letter or other agreement (whether oral, written or otherwise) between the independent auditor and the Company and its affiliates relating to the proposed Tax Service; (2) describe in writing to the Audit Committee any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the independent auditor or any of its affiliates and any person (other than the Company and its affiliates) with respect to the promoting, marketing or recommending of a transaction covered by the Tax Service; (3) discuss with the Audit Committee any potential effects of the proposed Tax Services on the independence of the independent auditor; and (4) document the substance of such discussions with the Audit Committee.

VI.    All Other Services

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, and would not impair the independence of the auditor, provided such All Other Services may not include Annual Audit Services referred to in Section III above or prohibited services referred to in Section VII below. The Audit Committee has pre-approved the All Other Services listed in Appendix D, provided that such services do not exceed the pre-approved fees set forth on Appendix D. Permissible All Other Services other than those listed in Appendix D must be specifically pre-approved by the Audit Committee, except to the extent covered by the delegation authority under Section II above. Effective for fiscal years ending after November 15, 2007, as to all non-audit internal control services for the Company, the independent auditor must — (1) describe in writing to the Audit Committee the scope of the proposed non-audit internal control service; (2) discuss with the Audit Committee any potential effects on the independent auditor’s independence that could be caused by the independent auditor’s performance of the proposed non-audit internal control service; and (3) document the substance of such discussions with the Audit Committee.

VII.    PROHIBITED SERVICES

The Company will not retain its independent auditors for any services that are ‘‘prohibited services’’ as defined by applicable statutes or regulations, as may be in effect from time to time, including without limitation, those services prohibited by Section 201(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s or the PCAOB’s rules and regulations and such other rules and regulations as may be promulgated thereunder from time to time. Attached to this policy as Exhibit 1 is a current list of the SEC’s and PCAOB’s prohibited non-audit services as of November 1, 2007, including prohibited tax services.

VIII.    Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

IX.    Procedures

Requests or applications to provide services that require specific approval by the Audit Committee may be submitted to the Audit Committee by the independent auditor and either the Controller or Chief Legal Officer.

Appendix A

Pre-Approved Other Audit Services for Fiscal Year 2008

Dated: November 1, 2007

Service
Statutory audits or financial audits for subsidiaries of the Company
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	Total Pre-Approved Annual Fees for Pre-Approved Other Audit Services:
Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies	$50,000

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year 2008

Dated: November 1, 2007

Service
1. Due diligence services pertaining to potential business acquisitions/dispositions
2. Financial statement audits of employee benefit plans
3. Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters	Total Pre-Approved Annual Fees for Pre-Approved Audit-Related Services:
4. Attest services not required by statute or regulation
5. Audit work in connection with liquidations and contract terminations; legal entity dissolution/restructuring assistance; and inventory audits	$200,000

Appendix C

Pre-Approved Tax Services for Fiscal Year 2008*

Dated: November 1, 2007

Service
1. U.S. federal, state and local tax planning and advice
2. U.S. federal, state and local tax compliance
3. International tax planning and advice	Total Pre-Approved Annual
4. International tax compliance, including, without limitation, intercompany pricing studies and advance pricing agreements	Fees for Pre-Approved Tax Services:
5. Review of federal, state, local and international income, franchise, and other tax returns, and assistance with tax audit and appeals	$450,000

*	The foregoing pre-approval of Tax Services identified on this Appendix C is subject in all cases to compliance with Section V of this Pre-Approval Policy, including without limitation, compliance with applicable rules to document the services to the Audit Committee and to discuss such services with the Audit Committee.

Appendix D

Pre-Approved All Other Services for Fiscal Year 2008

Dated: November 1, 2007

Service
All Other Services (including, without limitation, non-audit internal control services, but other than Annual Audit Services and prohibited services) approved by the Chairman of the Audit Committee pursuant to Section II of this policy, provided that the independent auditor complies with any applicable rules and requirements of this Policy to document the services to the Audit Committee and to discuss such services with the Audit Committee.	Total Pre-Approved Annual Fees for Pre-Approved All Other Services: $35,000 per project
The foregoing pre-approval of non-audit internal control services identified on this Appendix D is subject in all cases to compliance with Section VI of this Pre-Approval Policy, including without limitation, compliance with applicable rules to document the services to the Audit Committee and to discuss such services with the Audit Committee.

Exhibit 1

I.    PROHIBITED NON-AUDIT SERVICES

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation*

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports*

•	Actuarial services*

•	Internal audit outsourcing services*

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit
Each of these prohibited services is subject to applicable exceptions under the SEC’s rules.

II.	PROHIBITED TAX SERVICES

The PCAOB has determined the following services to be ‘‘Prohibited Tax Services’’ for the independent auditor (including any affiliate of the independent auditor, as defined in PCAOB Rule 3501(a)(i)):

•	any service or product by the independent auditor or any of its affiliates for the Company and its affiliates for a contingent fee or a commission, including any fee established for the sale of a product or the performance of any service pursuant to an arrangement in which no fee would be payable unless a specified finding or result is attained or the amount of the fee is otherwise dependent on the finding or result of such product or service, taking into account any rights to reimbursements, refunds or other repayments that could modify the amount received in a manner that make it contingent on a finding or result (excluding fees where the amount is fixed by courts or other public authorities and is not dependent on a finding or result), or the independent auditor or any of its affiliates receives, directly or indirectly, a contingent fee or commission;

•	non-audit services by the independent auditor or any of its affiliates for the Company and its affiliates related to marketing, planning or opining in favor of the tax treatment of a ‘‘confidential transaction’’ as defined under PCAOB Rule 3501(c)(i) or an ‘‘aggressive tax position transaction’’ (including, without limitation, any transaction that is a ‘‘listed transaction’’ under applicable U.S. Treasury regulations) that was (i) initially recommended, directly or indirectly, by the independent auditor or another tax advisor with which the independent auditor has a formal agreement or other arrangement related to the promotion of such transactions, and (ii) a significant purpose of which is tax avoidance, unless the proposed tax treatment is at least more likely than not to be allowable under applicable tax laws; and

•	tax services by the independent auditor or any of its affiliates for persons that serve in a financial reporting oversight role at the Company or its affiliates, including any employee who is in a position to, or does, exercise influence over the contents of the Company’s financial statements or any employee who prepares the financial statements, including, without limitation, the Company’s chief executive officer, president, chief financial officer, chief operating officer, general counsel, chief accounting officer, controller, director of internal audit, director of financial reporting, treasurer or any equivalent position, including for any immediate family member of such employees (being such employee’s spouse, spousal equivalent and dependents), but excluding tax services for (i) any person that serve in a financial reporting oversight role for the Company or its affiliates solely because such person serves as a member of the Board of Directors, the Audit Committee, any other Board committee or similar management or governing body of the Company or its affiliates (in each case who do not otherwise occupy an employment position in a financial oversight role), (ii) any person serving in a financial reporting oversight role at the Company or its affiliates only because of such person’s relationship to an affiliate of the Company if such affiliate’s financial statements (1) are not material to the Company’s consolidated financial statements or (2) are audited by an auditor other than the Company’s independent auditor or its associated persons and (iii) employees who were not in a financial reporting oversight role for the Company or its affiliates before a hiring, promotion or other change in employment event and the tax services were provided by the independent auditor or any of its affiliates to such person pursuant to an engagement in process before the hiring, promotion or other change in employment event, provided that such tax services are completed on or before 180 days after the hiring or promotion event.

ANNUAL MEETING OF STOCKHOLDERS OF

REVLON, INC.

June 5, 2008

CLASS A COMMON STOCK

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20930000000000001000 2   060508

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for 2008.	☐	☐	☐

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NINE NOMINEES FOR ELECTION AND FOR PROPOSAL 2.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

REVLON, INC.

June 5, 2008

CLASS B COMMON STOCK

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20930000000000001000 2 060508

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for 2008.	☐	☐	☐

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NINE NOMINEES FOR ELECTION AND FOR PROPOSAL 2.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

REVLON, INC.

June 5, 2008

REVLON EMPLOYEES' SAVINGS, INVESTMENT AND
PROFIT SHARING PLAN PARTICIPANTS

Please date, sign and mail your proxy card
in the envelope provided as soon as possible.
To have the plan trustee follow your
voting instructions, this proxy card
must be returned by
May 30, 2008.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20930000000000000000 3 060508

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for 2008.	☐	☐	☐

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NINE NOMINEES FOR ELECTION AND FOR PROPOSAL 2.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY BY MAY 30, 2008 IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.